                                                                [EXECUTION COPY]




                                U.S. $200,000,000


                                CREDIT AGREEMENT,



                          dated as of December 4, 1995,



                                      among



                                  WARNACO INC.,

                                as the Borrower,



                            THE WARNACO GROUP, INC.,

                                as the Guarantor,



                         CERTAIN FINANCIAL INSTITUTIONS,

                                 as the Lenders,



                                       and



                            THE BANK OF NOVA SCOTIA,

                          as the Agent for the Lenders.

                                TABLE OF CONTENTS


Section                                                                                          Page
-------                                                                                          ----

                                              Article I

                                  DEFINITIONS AND ACCOUNTING TERMS

  1.1.             Defined Terms....................................................................2
  1.2.             Use of Defined Terms........................................................... 13
  1.3.             Cross-References............................................................... 13
  1.4.             Accounting and Financial Determinations........................................ 14

                                   Article II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

  2.1.             Commitments.................................................................... 14
  2.1.1.           Loan Commitment................................................................ 14
  2.1.2.           Commitment to Issue Letters of Credit.......................................... 15
  2.1.3.           Lenders Not Permitted or Required to Make
                      Loans and Fronting Bank Not Permitted or
                      Required to Issue Letters of Credit Under
                      Certain Circumstances....................................................... 15
  2.2.             Reduction of Commitment Amounts................................................ 17
  2.3.             Borrowing Procedure............................................................ 17
  2.4.             Continuation and Conversion Elections.......................................... 19
  2.5.             Funding........................................................................ 20
  2.6.             Notes.......................................................................... 20
  2.7.             Extension of Commitment Termination Date....................................... 21

                                   Article III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

  3.1.             Repayments and Prepayments..................................................... 21
  3.2.             Interest Provisions............................................................ 22
  3.2.1.           Rates.......................................................................... 22
  3.2.2.           Post-Maturity Rates............................................................ 23
  3.2.3.           Payment Dates.................................................................. 23
  3.2.4.           Allocation of Interest Payments................................................ 24
  3.3.             Fees........................................................................... 25
  3.3.1.           Letter of Credit Face Amount Fee............................................... 25
  3.3.2.           Letter of Credit Fees.......................................................... 25
  3.3.3.           Fee Letter..................................................................... 26
  3.3.4.           Commitment Fee................................................................. 26


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                                TABLE OF CONTENTS


Section                                                                                          Page
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

                                   Article IV

                                LETTERS OF CREDIT

  4.1.             Issuance Requests.............................................................. 27
  4.2.             Issuances and Extensions....................................................... 28
  4.3.             Destruction of Goods, etc...................................................... 28
  4.5.             Disbursements.................................................................. 30
  4.6.             Reimbursement; Outstanding Letters, etc........................................ 30
  4.7.             Deemed Disbursements........................................................... 33
  4.8.             Nature of Reimbursement Obligations............................................ 34
  4.9.             Existing Letters of Credit..................................................... 34

                                    Article V

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

  5.1.             LIBO Rate Lending Unlawful..................................................... 35
  5.2.             Deposits Unavailable........................................................... 35
  5.3.             Increased LIBO Rate Loan Costs, etc............................................ 35
  5.4.             Funding Losses................................................................. 36
  5.5.             Increased Capital Costs, etc................................................... 36
  5.6.             Taxes.......................................................................... 37
  5.7.             Payments, Computations, etc.................................................... 39
  5.8.             Sharing of Payments............................................................ 40
  5.9.             Setoff......................................................................... 40
  5.10.            Use of Proceeds................................................................ 41

                                   Article VI

                              CONDITIONS PRECEDENT

  6.1.             Initial Credit Extension....................................................... 41
  6.1.1.           Resolutions, etc............................................................... 41
  6.1.2.           Delivery of Notes.............................................................. 41
  6.1.3.           Group Guaranty................................................................. 41
  6.1.4.           Subsidiary Guaranty............................................................ 42
  6.1.5.           Certificates as to No Default, etc............................................. 42
  6.1.6.           No Material Adverse Change..................................................... 42
  6.1.7.           Tradexpress Agreement.......................................................... 42
  6.1.8.           Opinions of Counsel............................................................ 42
  6.1.9.           Closing Fees, Expenses, etc.................................................... 42
  6.1.10.          Delivery of Form 1001 or 4224.................................................. 43
  6.2.             All Credit Extensions.......................................................... 43
  6.2.1.           Compliance with Warranties, No Default, etc.................................... 43
  6.2.2.           Credit Request................................................................. 44


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                                TABLE OF CONTENTS



Section                                                                                          Page
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

  6.2.3.           Satisfactory Legal Form........................................................ 44

                                   Article VII

                         REPRESENTATIONS AND WARRANTIES

  7.1.             Organization, etc.............................................................. 44
  7.2.             Due Authorization, Non-Contravention, etc...................................... 45
  7.3.             Government Approval, Regulation, etc........................................... 45
  7.4.             Validity, etc.................................................................. 45
  7.5.             No Material Adverse Change..................................................... 45
  7.6.             Litigation, Labor Controversies, etc........................................... 46
  7.7.             Regulations G, U and X......................................................... 46
  7.8.             Accuracy of Information........................................................ 46
  7.9.             U.S. Credit Agreement
                      Representations and Warranties.............................................. 46

                                  Article VIII

                                    COVENANTS

  8.1.             Covenants...................................................................... 47
  8.1.1.           Financial Information, Reports, Notices,
                      etc......................................................................... 47
  8.1.2.           Future Subsidiaries of Group................................................... 47
  8.1.3.           U.S. Credit Agreement Covenants................................................ 47
  8.1.4.           Default Notice................................................................. 48

                                   Article IX

                                EVENTS OF DEFAULT

  9.1.             Listing of Events of Default................................................... 48
  9.1.1.           Non-Payment of Obligations..................................................... 48
  9.1.2.           Breach of Warranty............................................................. 48
  9.1.3.           Non-Performance of Certain
                      Covenants and Obligations................................................... 48
  9.1.4.           Non-Performance of Other
                      Covenants and Obligations................................................... 48
  9.1.5.           Default Under U.S. Credit Agreement............................................ 49
  9.1.6.           Bankruptcy, Insolvency, etc.................................................... 49
  9.1.7.           Termination, etc. of Loan Documents............................................ 49
  9.2.             Action Upon Bankruptcy......................................................... 49
  9.3.             Action Upon Other Event of Default............................................. 49


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                               TABLE OF CONTENTS


Section                                                                                          Page
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

                                    Article X

                                    THE AGENT

  10.1.            Actions........................................................................ 49
  10.2.            Copies, etc.................................................................... 50
  10.3.            Exculpation.................................................................... 50
  10.4.            Successor...................................................................... 51
  10.5.            Loans or Letters of Credit Issued by
                      Scotiabank.................................................................. 51
  10.6.            Credit Decisions............................................................... 52

                                   Article XI

                            MISCELLANEOUS PROVISIONS

  11.1.            Waivers, Amendments, etc....................................................... 52
  11.2.            Notices........................................................................ 53
  11.3.            Payment of Costs and Expenses.................................................. 53
  11.4.            Indemnification................................................................ 54
  11.5.            Survival....................................................................... 55
  11.6.            Severability................................................................... 55
  11.7.            Headings....................................................................... 55
  11.8.            Execution in Counterparts, Effectiveness,
                      etc......................................................................... 55
  11.9.            Governing Law; Entire Agreement................................................ 55
  11.10.           Successors and Assigns......................................................... 55
  11.11.           Sale and Transfer of Loans and Notes;
                      Participations in Loans and Notes........................................... 56
  11.11.1.         Assignments.................................................................... 56
  11.11.2.         Participations................................................................. 57
  11.11.3.         Fronting Bank Assignments...................................................... 58
  11.12.           Other Transactions............................................................. 59
  11.13.           Forum Selection and Consent to Jurisdiction.................................... 59
  11.14.           Waiver of Jury Trial........................................................... 59
  11.15.           UCP; etc....................................................................... 60
  11.16.           Usury Restraint................................................................ 60
  11.17.           Termination of Existing Credit Agreement,
                      etc......................................................................... 61


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SCHEDULE I         - List of Existing Letters of Credit and Existing Loans

EXHIBIT A         -   Form of Note
EXHIBIT B         -   Form of Issuance Request
EXHIBIT C         -   Form of Borrowing Request
EXHIBIT D         -   Form of Continuation/Conversion Notice
EXHIBIT E         -   Form of Lender Assignment Agreement
EXHIBIT F-1       -   Form of Group Guaranty
EXHIBIT F-2       -   Form of Subsidiary Guaranty
EXHIBIT G         -   Form of Opinion of New York Counsel to the Obligors


                                       -v-

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                                CREDIT AGREEMENT

        THIS CREDIT AGREEMENT, dated as of December 4, 1995, among WARNACO INC., a Delaware corporation (the "Borrower"), THE WARNACO GROUP, INC., a Delaware corporation ("Group"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders") and THE BANK OF NOVA SCOTIA ("Scotiabank"), as agent (in such capacity, the "Agent") for the Lenders.

                              W I T N E S S E T H:

        WHEREAS, the Borrower, certain financial institutions and Scotiabank are parties to a Credit Agreement, dated as of July 16, 1993 (as amended or otherwise modified to the date hereof, the "Existing Credit Agreement"), pursuant to which, inter alia, such financial institutions have made (or participated in) loans to the Borrower, as listed on Schedule I hereto, and Scotiabank provides a documentary letter of credit facility in favor of the Borrower and has issued those letters of credit (the "Existing Letters of Credit") listed on Schedule I hereto;

        WHEREAS, the Borrower, certain financial institutions and Scotiabank, as agent, are parties to an Amended and Restated Credit Agreement, dated as of August 31, 1995 (as amended or otherwise modified to the date hereof, the "Existing Amended and Restated Agreement"), pursuant to which such financial institutions have made (or participated in) loans to the Borrower (such loans, together with the loans made to the Borrower under the Existing Credit Agreement are collectively referred to as the "Existing Loans"), as listed on Schedule I hereto;

        WHEREAS, the Borrower has requested that the Lenders refinance and replace the Existing Credit Agreement and the Existing Amended and Restated Agreement with this Agreement; providing a documentary letter of credit facility in an aggregate principal amount not exceeding the Letter of Credit Commitment Amount;

        WHEREAS, pursuant to this Agreement the Borrower desires to obtain Commitments from the Lenders pursuant to which

               (a) documentary Letters of Credit will be issued by the Fronting Bank for the account of the Borrower to support obligations of the Borrower and its wholly-owned Subsidiaries (and their respective divisions) and, under the several obligations hereunder, each of the Lenders will, to the extent of such Lender's Percentage, participate in Letters of Credit (including the Existing Letters of Credit) issued from time to time hereunder prior to the Commitment Termination Date; and




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               (b) Loans will be made by the Fronting Bank to the Borrower and, under the several obligations hereunder, each of the Lenders will, to the extent of such Lender's Percentage, participate in or make the Loans from time to time prior to the Commitment Termination Date;

        WHEREAS, the Fronting Bank and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article VI), to extend such Commitments, make and participate in such Loans and issue and participate in such Letters of Credit; and

        WHEREAS, the proceeds of Loans will be used for the sole purpose of providing the Borrower with up to a three-month (or 90-day, in the case of Base Rate Loans) trade credit in respect of disbursements made to the beneficiaries of Letters of Credit and Letters of Credit will be issued solely to support the worldwide sourcing of merchandise by the Borrower and its wholly- owned Subsidiaries (or divisions);

        NOW, THEREFORE, the parties hereto agree as follows:


                                    Article I

                        DEFINITIONS AND ACCOUNTING TERMS

        Section 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

        "Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to
Section 10.4.

        "Agreement" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

        "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

               (a) the rate of interest most recently announced by Scotiabank at its Domestic Office as its base rate for Dollar loans; and

               (b) the Federal Funds Rate most recently determined by the Agent plus 1/2 of 1%.

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The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Scotiabank in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Agent will give notice promptly to the Borrower of changes in the Alternate Base Rate.

        "Applicable Margin" means, on any date, a percentage per annum determined by reference to the Implied Senior Rating in effect on such date as set forth below:

Implied Senior
--------------
Rating                             Base Rate Loans             LIBO Rate Loans
------                             ---------------             ----------------
BB+ or below                           0.250%                      0.875%
BBB-                                   0.000%                      0.500%
BBB                                    0.000%                      0.425%
BBB+                                   0.000%                      0.375%
A- or above                            0.000%                      0.300%


        The Applicable Margin shall be determined by reference to the Implied Senior Rating in effect from time to time; provided, however, that no change in the Applicable Margin shall be effective until three Business Days after the date on which the Agent receives evidence reasonably satisfactory to it from Group or the Borrower that a new Implied Senior Rating is in effect. In the event that at any time no Implied Senior Rating shall be in effect, the Applicable Margin shall be 0.250% for each Base Rate Loan and 0.875% for each LIBO Rate Loan. Notwithstanding the foregoing, until the sixth-month anniversary of the Effective Date, the Applicable Margin shall be 0.000% for each Base Rate Loan and 0.425% for each LIBO Rate Loan.

        "Assignee Lender" is defined in Section 11.11.1.

        "Authorized Officer" means, relative to the Borrower or any other Obligor, those of its officers whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 6.1.1.

        "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

        "Borrower" is defined in the preamble.

        "Borrowing" means the making of Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period by the Fronting Bank following a disbursement under a Letter of

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Credit and the funding of a Lender's Percentage of such Loans, in each case in accordance with the terms of this Agreement.


        "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

        "Business Day" means

               (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York; and

               (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

        "Commitment" means, as the context may require, a Lender's Loan Commitment or the Fronting Bank's or a Lender's Letter of Credit Commitment.

        "Commitment Amount" means, as the context may require, either the Loan Commitment Amount or the Letter of Credit Commitment Amount.

        "Commitment Termination Date" means the earliest of

               (a) December 1, 1996, as such date may be extended pursuant to the terms of this Agreement;

               (b) the date on which the Commitment Amounts are terminated in full or reduced to zero pursuant to Section
        2.2; and

               (c)  the date on which any Commitment Termination
        Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Commitments shall terminate automatically and without any further action.

        "Commitment Termination Event" means

               (a) the occurrence of any event or condition described in clause (e) of Section 6.01 of the U.S. Credit Agreement;

               (b) the occurrence and continuance of any other Event of Default and either

                      (i) the declaration of the Loans to be due and payable pursuant to Section 9.3, or

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                      (ii) in the absence of such declaration, the giving of
               notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated; or

               (c)    the termination of, or any refinancing,
        refunding, replacement, renewal or restatement of, the U.S. Credit Agreement.

        "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit D hereto.

        "Credit Extension" means and includes

               (a) the advancing of any Loans by the Lenders in connection with a Borrowing (including the making of a Loan by the Fronting Bank to the Borrower on a Disbursement Date and the refunding and refinancing of such Loans by the Lenders); and

               (b) any issuance or extension by the Fronting Bank of a Letter of Credit.

        "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

        "Disbursement" means any payment made under a Letter of Credit by the Fronting Bank to the beneficiary of such Letter of Credit.

        "Disbursement Date" is defined in Section 4.5.

        "Dollar" and the sign "$" mean lawful money of the United
States.

        "Domestic Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

        "Domestic Subsidiary" means any Subsidiary of Group (other than the Borrower) organized under the laws of the United States or any state thereof.

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        "Draft" means and includes any draft, bill, cable or written demand for payment or receipt drawn or issued under a Letter of Credit.

        "Effective Date" means the date this Agreement becomes effective pursuant to Section 11.8.

        "Event of Default" is defined in Section 9.1.

        "Excess" is defined in Section 11.16.

        "Existing Amended and Restated Agreement" is defined in the second recital.

        "Existing Credit Agreement" is defined in the first recital.

        "Existing Loans" is defined in the second recital.

        "Existing Letters of Credit" is defined in the first recital.

        "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

               (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

               (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

If for any reason the Agent shall have determined (which determination shall be conclusive, absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including without limitation, the inability or failure of the Agent to obtain sufficient bids or publications in accordance with the terms hereof, the rate announced by the Agent at its New York Agency as its "Base Rate New York" shall be the Alternate Base Rate until the circumstances giving rise to such inability no longer exists.

        "Fee Letter" means the confidential Fee Letter, dated October 17, 1995, between the Borrower and the Agent.

        "Fiscal Quarter" means any quarter of a Fiscal Year.

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        "Fiscal Year" means the fiscal year of the Borrower ending on or about
December 31 of each year.

        "Fronting Bank" means Scotiabank, in its capacity as the issuer of Letters of Credit and in its capacity as the Lender of Loans made prior to a Funding Date pursuant to the terms of this Agreement.

        "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

        "Funding Date" is defined in clause (c) of Section 2.3.

        "GAAP" has the meaning set forth in the U.S. Credit
Agreement.

        "Goods" means, collectively, all goods (including, without limitation, all inventory), wares, merchandise and other commodities purchased by or shipped to or to the order of the Borrower under or by virtue of or in connection with the issuance of a Letter of Credit.

        "Group" is defined in the preamble.

        "Group Guaranty" means the Guaranty executed and delivered by an Authorized Officer of Group pursuant to Section 6.1.3, substantially in the form of Exhibit F-1 hereto, as amended, supplemented, restated or otherwise modified from time to time.

        "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

        "Implied Senior Rating" means the rating assigned by S&P to Group's unsecured "implied senior debt" from time to time, as notified to Group by S&P in its letter dated May 24, 1994 or any subsequent letter issued by S&P (which rating on the date hereof is BBB-), or, if such rating is unavailable, the equivalent rating assigned by Moody's to Group's unsecured "implied senior debt", as notified in writing to Group by Moody's. For purposes of this Agreement, the following is the equivalent rating by Moody's for each rating by S&P:


                             S&P                          Moody's
                             ---                          -------
                             BB+                          Ba1
                             BBB-                         Baa3
                             BBB                          Baa2
                             BBB+                         Baa1
                             A-                           A3.


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        "including" means including without limiting the generality of any description preceding such term.

        "Indebtedness" of any Person means, without duplication:

               (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

               (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

               (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;

               (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade debt incurred in the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

               (e) all contingent liabilities of such Person in respect of any of the foregoing.

        "Indemnified Liabilities" is defined in Section 11.4.

        "Indemnified Parties" is defined in Section 11.4.

        "Interest Period" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and ending on (but excluding) the day which numerically corresponds to such date one or, two or three months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as such Loan may be made or as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

               (a) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

               (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall

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        end on the next following Business Day (unless such next following
        Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and


               (c) no Interest Period may end later than the Stated Maturity Date for such Loan or, if earlier, the date set forth in clause (a) of the definition of "Commitment Termination Date", as such date may be extended from time to time pursuant to the terms of this Agreement.

        "Issuance Request" means either (a) a request delivered by the Borrower to the Fronting Bank in accordance with the provisions of the Tradexpress Agreement or (b) a request and certificate duly executed by an Authorized Officer of the Borrower, in substantially the form of Exhibit B attached hereto (with such changes thereto as may be agreed upon from time to time by the Agent and the Borrower).

        "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit E hereto.

        "Lenders" is defined in the preamble.

        "Letter of Credit" is defined in Section 4.1, and shall also mean and include each Existing Letter of Credit.

        "Letter of Credit Availability" means, at any time, the then existing Letter of Credit Commitment Amount minus the aggregate amount of all Letter of Credit Outstandings.

        "Letter of Credit Commitment" means, relative to the Fronting Bank, the Fronting Bank's obligation to issue Letters of Credit pursuant to Section 2.1.2 and, with respect to each of the other Lenders, the obligations of each such Lender to participate in such Letters of Credit pursuant to the terms of this Agreement.

        "Letter of Credit Commitment Amount" means, on any date a maximum amount of $100,000,000, as such amount may be reduced from time to time pursuant to
Section 2.2.

        "Letter of Credit Outstandings" means, at any time, an amount equal to the sum of

               (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise),

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plus

               (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

        "LIBO Rate" is defined in Section 3.2.1.

        "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

        "LIBO Rate (Reserve Adjusted)" is defined in Section 3.2.1.

        "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of any Lender as designated from time to time by notice from such Lender to the Borrower and the Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans hereunder.

        "LIBOR Reserve Percentage" is defined in Section 3.2.1.

        "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

        "Loans" is defined in Section 2.1.1, and shall also mean and include the Existing Loans.

        "Loan Commitment" means, relative to (i) the Fronting Bank (in such capacity), its obligation to make Loans to the Borrower on a Disbursement Date and (ii) each Lender (other than the Fronting Bank in such capacity), such Lender's obligation to participate in the Loans made by the Fronting Bank to the Borrower and, as set forth in this Agreement, to refund and reimburse the Fronting Bank for such Loans, in each case pursuant to the terms of this Agreement.

        "Loan Commitment Amount" means $100,000,000, as such amount may be reduced by Section 2.2.

        "Loan Document" means this Agreement, each Note, the Tradexpress Agreement, the Group Guaranty, the Subsidiary Guaranty, the Fee Letter and each other agreement, document or instrument delivered in connection with this Agreement, whether or not specifically mentioned herein.

        "Maximum Rate" is defined in Section 11.16.

        "Moody's" means Moody's Investors Service, Inc.

        "Note" means any promissory note of the Borrower payable to the order of any Lender (including the Fronting Bank), in the form of Exhibit A (as any such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans made by such Lender, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "Obligations" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document.

        "Obligor" means the Borrower and each other Person (other than the Agent and the Lenders) obligated under any Loan Document.

        "Order" is defined in clause (b) of Section 4.6.

        "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of formation or limited liability company agreement, and all shareholder agreements, voting trusts and similar arrangements applicable to any of the authorized shares of capital stock or other ownership interest of such Obligor.

        "Participant" is defined in Section 11.11.2.

        "Percentage" means, relative to any Lender, the percentage set forth opposite its signature hereto or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to the terms hereof or a Lender Assignment Agreement executed by such Lender and its Assignee Lender and delivered pursuant to Section 11.11; provided, that the Percentage of each Lender's Loan Commitment and Letter of Credit Commitment shall be identical.

        "Person" means any natural person, corporation, limited liability company, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

        Quarterly Payment Date" means the last day of each March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

        "Received Amount" is defined in clause (c) of Section 4.6.

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

        "Reimbursement Obligation" is defined in Section 4.6.

        "Required Lenders" means, at any time, Lenders holding at least 51% of the then aggregate outstanding principal amount of the Notes then held by the Lenders or, if no such principal amount is then outstanding, Lenders having Percentages that equal at least 51% of the Loan Commitments; provided, that so long as the Fronting Bank (in such capacity) has any Loans outstanding and owing to it from the Borrower, each Lender will be deemed to have outstanding and owing to it a principal amount equal to such Lender's Percentage multiplied by the aggregate outstanding principal amount of Loans owing to the Fronting Bank.

        "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

        "Scotiabank" is defined in the preamble.

        "Stated Amount" of each Letter of Credit means the maximum amount of such Letter of Credit that may then be drawn under such Letter of Credit whether or not the conditions for drawing thereunder have been met.

        "Stated Expiry Date" is defined in Section 4.1.

        "Stated Maturity Date" means, in the case of any Loan, the earlier of
(a) the three-month anniversary of the making of such Loan (in the case of a Loan initially made as a LIBO Rate Loan) or (in the case of a Loan initially made as a Base Rate Loan), the date that is 90 days after the making of such Loan and (b) the Commitment Termination Date (as such date may be extended pursuant to the terms of this Agreement).

        "Stated Rate" is defined in Section 11.16.

        "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries. The term "wholly owned Subsidiary" shall exclude any directors' or officers' qualifying shares which may be outstanding.

        "Subsidiary Guaranty" means the Subsidiary Guaranty executed and delivered by each Domestic Subsidiary pursuant to Section 6.1.4 or Section 8.1.3, substantially in the form of Exhibit F-2 hereto, as amended, supplemented, restated or otherwise modified from time to time.

        "Taxes" is defined in Section 5.6.

        "Tradexpress Agreement" means the Tradexpress Transmission Agreement duly executed and delivered by the Borrower and the Fronting Bank pursuant to
Section 6.1.7 in a form agreed to by the Fronting Bank and the Borrower.

        "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

        "UCP" is defined in Section 11.15.

        "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

        "U.S. Credit Agreement" means the Credit Agreement, dated as of October 12, 1995, among the Borrower, Group, the initial lenders named therein, The Bank of Nova Scotia and Citibank, N.A., as managing agents, Citibank, N.A., as documentation agent, and The Bank of Nova Scotia, as paying agent, competitive bid agent, swing line bank and an issuing bank, as such agreement was in effect on the Effective Date, and as amended, restated or waived from time to time with the consent of the Required Lenders hereunder solely for purposes of this Agreement, and regardless of whether such U.S. Credit Agreement is terminated, unless in connection with such termination a replacement credit facility satisfactory to the Required Lenders hereunder is entered into, in which case the affirmative and negative covenants in such facility shall become the subject of this Agreement.

        "Usury Restraint" is defined in Section 11.16.

        Section 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

        Section 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article,

Section or definition to any clause are references to such clause of such Article, Section or definition.

        Section 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein shall be interpreted, all accounting determinations and computations hereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, GAAP.


                                   Article II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

        Section 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Article VI), each Lender severally agrees as follows:

        Section 2.1.1. Loan Commitment. From time to time on any Business Day each Lender severally agrees, subject to the terms of this Agreement (including
Article VI) that

               (a) in the case of the Fronting Bank, it will make trade credit loans (the "Loans") to the Borrower on the Disbursement Date of each Letter of Credit for a period not to exceed the Stated Maturity Date for such Loan in a principal amount equal to the aggregate amount of Disbursements made under one or more Letters of Credit on such Disbursement Date; and

               (b) in the case of each Lender (other than the Fronting Bank in such capacity), such Lender will participate in the Loans made by the Fronting Bank pursuant to this Agreement and, if required pursuant to the terms of this Agreement, such Lender will refinance and reimburse the Fronting Bank for the outstanding principal amount of Loans previously made by the Fronting Bank in an amount equal to its Percentage of the aggregate amount of all (or, if elected by the Fronting Bank, less than all) Loans then outstanding and owing to the Fronting Bank (in its capacity as the Fronting Bank), and upon the receipt by the Fronting Bank of immediately available funds from a Lender in respect of the reimbursement or refinancing of a Loan previously made by and owing to the Fronting Bank, the amount so received by the Fronting Bank will thereafter be a Loan owing to such Lender (and no longer owing to the Fronting Bank). No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow Loans and continue or convert such Loans as Base Rate Loans or LIBO Rate Loans pursuant to the terms hereof, but once a particular Loan is repaid or prepaid by the Borrower, it cannot be reborrowed. Notwithstanding anything contained herein to the contrary, so long as any Lender shall be in default in its obligation to fund its pro rata share of any Loans (as notified to such Lender by the Agent, the Agent agreeing to use good faith efforts to give such notification promptly following the occurrence of such default) or shall have rejected its obligations under its Commitments, then such Lender shall not be entitled to receive any payments of principal of or interest on its pro rata share of the Loans or its share of any commitment or other fees payable hereunder (including fees payable pursuant to Section 3.3) unless and until (x) the Loans of all the other Lenders and all interest thereon have been paid in full, (y) such failure to fulfill its obligation to fund is cured or (z) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, and for purposes of voting or consenting to matters with respect to the Loan Documents, such Lender shall be deemed not to be a "Lender" hereunder and such Lender's Percentage shall each be deemed to be zero (0) (with each other Lender's Percentage being increased proportionately for purposes of the definition of "Required Lenders" so that all such non-defaulting Lenders' Percentages shall collectively equal 100%). No Commitment of any Lender shall be increased or otherwise affected by any such failure or rejections by any other Lender. Any payments of principal of or interest on Obligations which would, but for this Section, be paid to any Lender, shall be paid to the Lenders who shall not be in default under their respective Commitments and who shall not have rejected any Commitment, for application to the Obligations or cash collateral in respect of Letters of Credit in such manner and order (pro rata among such Lenders) as shall be determined by the Agent. The parties hereto acknowledge and agree that a Lender's failure to make a Loan based on the Borrower's failure to satisfy one or more of the conditions precedent to the making of Loans set forth in Article VI shall not be construed as such Lender being in default of its obligations to fund its pro rata share of Loans or a rejection of such Lender's Commitments.

        Section 2.1.2. Commitment to Issue Letters of Credit. From time to time on any Business Day prior to the Commitment Termination Date, the Fronting Bank will issue, and each Lender will participate in, the Letters of Credit, in accordance with Article IV.

        Section 2.1.3. Lenders Not Permitted or Required to Make Loans and Fronting Bank Not Permitted or Required to Issue Letters of Credit Under Certain Circumstances. In addition to the other terms of this Agreement (including
Article VI:)

               (a) No Lender (other than, in the case of clause (a)(iii), the Fronting Bank acting in such capacity) shall be permitted or required to make any Loan if, after giving effect thereto (and the payment of any Reimbursement Obligations with the proceeds of such Loans or the refunding and refinancing of Loans made by the Fronting Bank with the proceeds of the Loans made by the Lenders hereunder), the aggregate outstanding principal amount of all Loans

                      (i) together with all Letter of Credit Outstandings, would exceed $200,000,000 (as such amount may be reduced from time to time pursuant to reductions in the Commitment Amounts),

                      (ii)  would exceed the then effective Loan
               Commitment Amount, or

                      (iii) owing by such Lender would exceed the amount of such
               Lender's Percentage multiplied by the Loan Commitment Amount.

               (b) The Fronting Bank shall not be permitted or required to issue any Letter of Credit or extend for an additional period of time the Stated Expiry Date of a previously issued Letter of Credit if, after giving effect thereto

                      (i) all Letter of Credit Outstandings together with the
               aggregate outstanding principal amount of all Loans would exceed $200,000,000 (as such amount may be reduced from time to time pursuant to reductions in the Commitment Amounts), or

                      (ii) all Letter of Credit Outstandings would exceed the
               then effective Letter of Credit Commitment Amount.

               (c) The Fronting Bank shall not be permitted or required to make any Loan on any Disbursement Date if, after giving effect thereto (and the payment of any Reimbursement Obligations with the proceeds of such Loans), the aggregate outstanding principal amount of all Loans

                      (i) together with all Letter of Credit Outstandings, would exceed $200,000,000 (as such amount may be reduced from time to time pursuant to reductions in the Commitment Amounts), or

                      (ii) (including Loans made by other Lenders to refund and
               refinance Loans previously made by the Fronting Bank) would exceed the then effective Loan Commitment Amount.

        Section 2.2. Reduction of Commitment Amounts. The Borrower may, from time to time on any Business Day, voluntarily reduce the amount of either Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Agent and be permanent and any reduction to either Commitment Amount shall immediately and without any action required on the part of any Person irrevocably cause a corresponding Dollar for Dollar reduction in the other Commitment Amount.

        Section 2.3. Borrowing Procedure. (a) Upon any Disbursements being made in respect of one or more Letters of Credit (whether such Letters of Credit were issued to support the obligations of the Borrower or any Subsidiary of the Borrower (or any of their respective divisions)), the Borrower shall (unless it shall have given notice to the Agent to the contrary prior to 3:00 p.m., New York time, at least three Business Days prior to the date of such Disbursement) be deemed to have delivered to the Agent a Borrowing Request pursuant to which the Borrower shall have been deemed to irrevocably request that the Fronting Bank make a LIBO Rate Loan with a three month Interest Period in a principal amount equal to the aggregate amount of the Disbursements made on such date. The Borrower hereby acknowledges and agrees that each Borrowing Request deemed to be delivered hereunder, the making of a Loan by the Fronting Bank to reimburse the Fronting Bank for Disbursements made under the Letters of Credit and the acceptance by the Borrower of the proceeds of the Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 6.2.1 are in each case true and correct. Proceeds of such Loans shall be used to fund the Reimbursement Obligations in respect of Letters of Credit under which one or more Disbursements were made on the date of the Loan. In addition, to the extent that the amount available under the Loan Commitment is not sufficient to fund the entire aggregate amount of the Disbursements made on the date the Loans are being made, then the Borrower shall have been deemed to request that Scotiabank, in its capacity as Swingline Bank under (and as defined in) the U.S. Credit Agreement, make a Swingline Advance (as such term is defined in the U.S. Credit Agreement) in an amount necessary to fund the remainder of such Disbursements (after giving effect to the Loans being made hereunder). Notwithstanding anything to the contrary contained herein, Scotiabank shall only be required to make such Swingline Advances if the Borrower has satisfied all of the conditions to making Swingline Advances under the U.S. Credit Agreement as in effect on the date of the making of such Swingline Advances and the Borrower hereby acknowledges and agrees that all the terms and conditions (including as to repayment, accrual of interest and otherwise) contained in the U.S. Credit Agreement shall be applicable to all Swingline

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

Advances made pursuant to this Section. Each of the parties hereto acknowledge and agree that upon the satisfaction of the conditions precedent set forth in
Section 6.1, the Existing Loans shall be deemed to be Loans made by the Fronting Bank on the Effective Date under the terms of this Agreement and shall thereafter accrue interest and fees pursuant to the terms hereof, and each Lender shall participate in such Loans in an amount equal to such Lender's Percentage of the outstanding principal amount of the Existing Loans.

        (b) In addition to the provisions of the making of Loans set forth in clause (a), above, by delivering a Borrowing Request to the Agent on or before 11:00 a.m., New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than three nor more than five Business Days' notice (in the case of LIBO Rate Loans) and on the date of such Borrowing (in the case of Base Rate Loans), that a Borrowing be made as other than a LIBO Rate Loan having a three month Interest Period or in an amount other than the full amount of Disbursements with respect to which such Loan is to be made. If the Borrower elects that a Borrowing be made as a LIBO Rate Loan having a one or two month Interest Period pursuant to this clause, then upon the expiration of such Interest Period the Borrower shall (unless it shall have given notice to the Agent to the contrary prior to 11:00 a.m., New York time, at least three Business Days prior to the date of such Disbursement) be deemed to have delivered to the Agent a Continuation/Conversion Notice pursuant to which the Borrower shall have been deemed to irrevocably request that the Fronting Bank continue the outstanding LIBO Rate Loan as a LIBO Rate Loan with an Interest Period of (i) one month, in the case of the expiration of a two month or the second of two one month Interest Periods, or (ii) two months, in the case of the expiration of a one month Interest Period, in each case in a principal amount equal to the amount of the LIBO Rate Loan with an Interest Period then expiring. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified (or deemed to be specified) in such Borrowing Request.

         (c) The Fronting Bank may, at any time (whether or not a Default or Event of Default has occurred and is then continuing), in its sole and absolute discretion but subject to clause (a)(iii) of Section 2.1.3, demand that each other Lender make a Loan in an amount equal to such Lender's Percentage of the aggregate principal amount of all or a portion of the Loans outstanding on the date such demand is made. Each Lender (other than the Fronting Bank) irrevocably agrees that it shall (whether or not the conditions to the making of a Credit Extension contained in Article VI have been (or can be) satisfied) make such Loan by depositing the amount so demanded in same day funds in an account specified by the Fronting Bank on or before 11:00 a.m. New York City time on the first Business Day following receipt of such a demand. The Fronting Bank agrees to apply all such funds received by it under this clause to refund and refinance the Loans previously made by it to the Borrower, as identified in the demand that it delivers to the Lenders pursuant to this clause. On the date (a "Funding Date") that the Lenders (other than the Fronting Bank) advance funds to the Fronting Bank pursuant to this clause, the principal amount so refunded and refinanced shall become a Loan outstanding under such Lender's Note and shall no longer be a Loan owed to the Fronting Bank under the Fronting Bank's Note.

        All interest payable with respect to any Loans made pursuant to this clause shall be appropriately adjusted to reflect the period of time during which such Loans were owing to the Fronting Bank and, on and subsequent to a Funding Date, such Loans were owing to the Lenders.

        The obligation of each Lender to make Loans by way of advancing immediately available funds to the Fronting Bank on a Funding Date to be applied to refund and refinance the Loans previously made by the Fronting Bank under this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which any Lender may have against Scotiabank, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or the inability of the Borrower to otherwise satisfy the conditions precedent set forth in Article VI; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Obligor; (iv) the acceleration or maturity of any Loans or other Obligations or the termination of any Commitment after the making of any Loan; (v) any breach of this Agreement or any other Loan Document by the Borrower, any other Obligor or any Lender; or
(vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

        Section 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Agent on or before 10:00 a.m., New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of a LIBO Rate Loan, converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a LIBO Rate Loan pursuant to the provisions of clause (b) of Section 2.3, unless such Loan is otherwise required to be paid pursuant to the terms of this

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

Agreement (including the first sentence of Section 3.1)); provided, however, that (i) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing and (ii) the maximum length of any Interest Period or combination of Interest Periods for any particular Loan shall not exceed three months.

        Section 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to participate in, and to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or affiliates (or an international banking facility all of the capital stock or other ownership interests of which are wholly-owned by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Lender to refund and refinance such LIBO Rate Loan on the Funding Date and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be of or to such Lender for the account of such foreign branch, affiliate or international banking facility; provided, further that the Borrower shall not be required to pay any amount under this Section or Section 5.6 that is greater than the amount which it would have been required to pay had such Lender not caused such branch, affiliate or facility to make or maintain such LIBO Rate Loan. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 5.1, 5.2, 5.3 or 5.4, it shall be conclusively assumed that such Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

        Section 2.6. Notes. The Loans of the Fronting Bank under the Loan Commitment shall be evidenced by a Note payable to the order of the Fronting Bank in a maximum principal amount equal to the then existing Loan Commitment Amount, and the Loans of each Lender (other than the Fronting Bank) under the Loan Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage multiplied by the Loan Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby and the principal amount of Loans that have been repaid (including, in the case of the Fronting Bank, Loans that have been refunded and refinanced by the Lenders on a Funding Date). Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any

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

such notations shall not limit or otherwise affect any Obligations of the Borrower.

        Section 2.7. Extension of Commitment Termination Date. The Commitment Termination Date may be extended by the Lenders in their sole and absolute discretion upon written request of the Borrower received at least 60 days but not more than 90 days prior to the then effective Commitment Termination Date (as such date may have been extended). The Lenders shall give written notice to the Borrower of their decision and, if approved, of the new Commitment Termination Date; provided, that notwithstanding any other provision in this Agreement to the contrary, in no event shall the modified Commitment Termination Date exceed 364 days from the then expiring Commitment Termination Date. The Lenders shall give written notice to the Borrower of their decision within 30 days of request. In the absence of the approval of any one of the Lenders, the then effective Commitment Termination Date shall not be extended and shall terminate and expire as otherwise provided in this Agreement, and the failure of any Lender to deliver a written notice within the requisite period set forth above shall be deemed to be an election by that Lender not to extend the Commitment Termination Date.


                                   Article III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

        Section 3.1. Repayments and Prepayments. The Borrower shall repay in full the entire unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto (and subject to Section 2.1.1), the Borrower

               (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that all such voluntary prepayments shall require at least one Business Day's prior written notice to the Agent;

               (b) shall, on each date when any reduction in the Letter of Credit Commitment Amount shall become effective (which reduction shall be subject to Section 2.2), make a mandatory prepayment (which shall be applied (or held as cash collateral for application, as the case may be) by the Agent to the payment of Reimbursement Obligations of the then Letter of Credit Outstandings) equal to the excess, if any, of the aggregate, outstanding principal amount of all Letter of Credit Outstandings over the Letter of Credit Commitment Amount as so reduced;

               (c) shall, on each date when any reduction in the Loan Commitment Amount shall become effective (which reduction shall be subject to Section 2.2), make a mandatory prepayment of the aggregate outstanding principal amount of all Loans then outstanding in an amount equal to the excess, if any, of the aggregate outstanding principal amount of all Loans over the Loan Commitment Amount, as so reduced; and

               (d) shall, immediately upon any acceleration of the Stated Maturity Date of any Obligations pursuant to Section 9.2 or Section 9.3, repay all Obligations, unless, pursuant to Section 9.3, only a portion of all Obligations is so accelerated.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 5.4. No voluntary prepayment of principal of any Loans shall cause a reduction in the Loan Commitment Amount.

        Section 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

        Section 3.2.1. Rates. Loans comprising a Borrowing shall accrue interest at a rate per annum:

               (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin in effect from time to time; or

               (b) on that portion maintained as a LIBO Rate Loan (whether made pursuant to clause (a) or clause (b) of Section 2.3), during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable
        Margin in effect from time to time.

        The "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

           LIBO Rate         =                 LIBO Rate
       (Reserve Adjusted)         --------------------------------
                                   1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from Scotiabank, two Business Days before the first day of such Interest Period.

        "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported, on the first day of such Interest Period as of 11:00 a.m. London time, on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London Interbank Offered Rate for Dollar deposits having a term comparable to such Interest Period and in an amount of $1,000,000 or more (or, if said page shall cease to be publicly available, as reported by any publicly available source of similar market data selected by the Agent that, in the Agent's reasonable judgment, accurately reflects such London Interbank Offered Rate).

        "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage, if any (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

        All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

        Section 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the greater of (i) the Alternate Base Rate plus a margin of 2%, and (ii) the then applicable interest rate plus a margin of 1%.

        Section 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

               (a)  on the Stated Maturity Date therefor;

               (b) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan (including, with respect to LIBO Rate Loans, on the last day of each applicable Interest Period for such LIBO Rate Loan);

               (c) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to the terms hereof, on the date of such conversion; and

               (d) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

        Section 3.2.4. Allocation of Interest Payments. Accrued and unpaid interest on the outstanding principal amount of the Loans shall be allocated and payable to the Lenders as set forth in this Section:

               (a) Interest shall be payable by the Borrower to the Fronting Bank (for its own account) on the outstanding principal amount of the Loans from the date such Loans are made to (but excluding) the Funding Date in an amount equal to the difference between (x) (i) in the case of LIBO Rate Loans, the LIBO Rate (Reserve Adjusted) or, in the case of Base Rate Loans, the Alternate Base Rate, plus the Applicable Margin then in effect for LIBO Rate Loans or Base Rate Loans (as applicable) multiplied by (ii) the outstanding principal amount of the LIBO Rate Loans or Base Rate Loans, as the case may be, minus (y) the Interest Amount (as defined below). Prior to the Funding Date each Lender (other than the Fronting Bank) shall be paid interest in an aggregate amount (referred to as the "Interest Amount") equal to such Lender's Percentage of (i) the principal amount of the Loans outstanding prior to a Funding Date multiplied by (ii) the Applicable Margin then in effect for LIBO Rate Loans (in the case of the outstanding principal amount of LIBO Rate Loans) or Base Rate Loans (in the case of the outstanding principal amount of Base Rate Loans).

               (b) On and subsequent to a Funding Date, interest shall be payable by the Borrower for the account of each Lender (including the Fronting Bank, in its capacity as a Lender) in accordance with its Percentage on the principal amount of the Loans actually funded by such Lender in an amount equal to (in the case of the outstanding principal amount of LIBO Rate Loans) the LIBO Rate (Reserve Adjusted) plus the Applicable Margin for such LIBO Rate Loans or, if applicable (in the case of the outstanding principal amount of Base Rate Loans), the Alternate Base Rate plus the Applicable Margin for Base Rate Loans.

        Section 3.3. Fees. The Borrower agrees to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.


        Section 3.3.1. Letter of Credit Face Amount Fee. The Borrower agrees to pay to the Agent, for the pro rata account of the Lenders determined in accordance with each Lender's Percentage, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the earlier of (a) the date upon which such Letter of Credit expires and (b) the date upon which the Stated Amount of such Letter of Credit is irrevocably reduced to zero (by the making of a Disbursement by the Fronting Bank or otherwise), at the rates per annum determined by reference to the Implied Senior Rating in effect from time to time as set forth below (provided, however, that no change in the rate for Letters of Credit shall be effective until three Business Days after the date on which the Agent receives evidence reasonably satisfactory to it from Group or the Borrower that a new Implied Senior Rating is in effect):

                                               Rate for
        Implied Senior Rating               Letters of Credit
        ---------------------               -----------------
        BB+ or below                             0.625%
        BBB-                                     0.450%
        BBB                                      0.375%
        BBB+                                     0.375%
        A- or above                              0.300%


In the event that at any time no Implied Senior Rating shall be in effect, the applicable rate per annum for purposes of determining the Letter of Credit fees provided for under this Section shall be 0.625%. Notwithstanding the foregoing, until the six-month anniversary of the Effective Date, the Letter of Credit fee rate provided for under this Section will be 0.375%. Such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date (commencing on the first such date after the issuance of such Letter of Credit), on the Commitment Termination Date and, in the case of Letters of Credit with expiry dates that extend beyond the Commitment Termination Date, on the expiration of or, if earlier, on the date of any disbursement made under, such Letter of Credit, in each case, for any period then ending for which such fee shall not theretofore have been paid.

        Section 3.3.2. Letter of Credit Fees. The Borrower agrees to pay to the Fronting Bank the fees relating to Letters of

Credit in accordance with the fees currently paid by the Borrower on the Effective Date for each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires.

        Section 3.3.3. Fee Letter. The Borrower agrees to pay to Scotiabank, for its own account, such fees in the amounts and on the dates set forth in the Fee Letter.

        Section 3.3.4. Commitment Fee. The Borrower agrees to pay to the Agent, for the pro rata account of each Lender determined in accordance with each Lender's Percentage, for the period commencing on the Effective Date and continuing through the Commitment Termination Date, a commitment fee on the sum of the average daily unused portion of each of the Commitment Amounts at the rates per annum determined by reference to the Implied Senior Rating in effect from time to time as set forth below; (provided, however, that no change in the commitment fee rate shall be effective until three Business Days after the date on which the Agent receives evidence reasonably satisfactory to it from Group or the Borrower that a new Implied Senior Rating is in effect):

                                              Commitment
        Implied Senior Rating                  Fee Rate
        ---------------------                  --------
            BB+ or below                        0.375%
            BBB-                                0.175%
            BBB                                 0.125%
            BBB+                                0.095%
            A- or above                         0.070%



In the event that at any time no Implied Senior Rating shall be in effect, the applicable rate per annum for purposes of determining the commitment fees provided for under this Section shall be 0.375%. Notwithstanding the foregoing, until the six-month anniversary of the Effective Date, the commitment fee rate will be 0.125%. The fee payable under this Section shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing on the first such date after the Effective Date, and on the Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid. The amount of any Loans made by the Fronting Bank and not funded by the other Lenders will constitute usage of the Loan Commitment Amount for purposes of calculating the commitment fee payable to Lenders (other than the Fronting Bank) pursuant to this Section.

                                   Article IV

                                LETTERS OF CREDIT

        Section 4.1. Issuance Requests. By delivering to the Agent and the Fronting Bank an Issuance Request (such request being, in the Borrower's sole discretion, either delivered (by telex, teletransmission or otherwise) in accordance with the terms of the Tradexpress Agreement or in the form attached hereto as Exhibit B) on or before 3:00 p.m., New York time on the Business Day on which a Letter of Credit is to be issued, the Borrower or any wholly-owned Subsidiary of the Borrower (or any of their respective divisions) may request, from time to time on or prior to the Commitment Termination Date, that the Fronting Bank issue an irrevocable sight documentary letter of credit in such form as may be requested by the Borrower or such Subsidiary and approved by the Fronting Bank (each a "Letter of Credit"), to facilitate the Borrower's and the Borrower's Subsidiaries' worldwide sourcing of merchandise. Each Letter of Credit shall by its terms:

               (a) be issued in a Stated Amount which does not exceed (or would not exceed) the then Letter of Credit
        Availability;

               (b) be stated to expire on a date (its "Stated Expiry Date") no later than 180 days from its date of issuance (it being acknowledged and agreed by the Fronting Bank and the Lenders that the Stated Expiry Date may be a date that is up to 179 days subsequent to the Commitment Termination Date); and

               (c)  on or prior to its Stated Expiry Date:

                      (i) terminate immediately upon notice to the Fronting Bank thereof from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full, and

                      (ii) reduce in part immediately and to the extent the
               beneficiary thereunder has notified the Fronting Bank thereof that the obligations covered thereby have been paid or otherwise satisfied in part.

So long as no Default has occurred and is continuing, by delivery to the Fronting Bank and the Agent of an Issuance Request (such request being, in the Borrower's sole discretion, either delivered (by telex, teletransmission or otherwise) in accordance with the terms of the Tradexpress Agreement or in the form attached hereto as Exhibit B) on or before 3:00 p.m., New York time, on the Stated Expiry Date of any Letter of Credit, the Borrower may on or prior to the then existing Commitment

Termination Date request the Fronting Bank to extend the Stated Expiry Date of such Letter of Credit for an additional period not to exceed the earlier of 180 days from its date of extension and 179 days after the Commitment Termination Date. Notwithstanding any other provision in this Agreement to the contrary, the Fronting Bank may in its discretion refuse to issue any Letter of Credit if such issuance would, in the Fronting Bank's reasonable determination, contravene any sanctions, laws or regulations of any State of the United States or any Federal body or authority of the United States (including but not limited to the regulations of the Federal Reserve Bank) or the laws, regulations or sanctions of any other applicable jurisdiction or authority or if, in the Fronting Bank's reasonable determination, any of the above-mentioned laws, regulations or sanctions would affect the Fronting Bank's ability to perform its obligations with respect to any such Letter of Credit if issued.

        Section 4.2. Issuances and Extensions. On the terms and subject to the conditions of this Agreement (including Article VI), the Fronting Bank shall issue Letters of Credit, and extend the Stated Expiry Dates of outstanding Letters of Credit, in accordance with the Issuance Requests made therefor. The Fronting Bank will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof (and, at the request of a Lender, will provide such Lender on a monthly basis with a schedule of the outstanding Letters of Credit as of the last day of the prior month) and will notify the beneficiary under any Letter of Credit of any extension of the Stated Expiry Date thereof.

        Section 4.3. Destruction of Goods, etc. Neither the Fronting Bank nor its agents or correspondents shall be responsible for the negligence or fraudulence of any beneficiary of a Letter of Credit for the existence, nature, condition, description, value, quality or quantity of the Goods, for the packing, shipment, export, import, handling, storage or delivery thereof, or for the safety or preservation thereof at any time, and neither the Fronting Bank nor its agents or correspondents shall be liable for any loss resulting from the total or partial destruction of or damage to or deterioration or fall in value of the Goods, or from the delay in arrival or failure to arrive of either the Goods or of any of the documents relating thereto, or from the inadequacy or invalidity of any document or insurance, or from the default or insolvency of any insurer, carrier or other Person issuing any document with respect to the Goods, or from failure to give or delay in giving notice of arrival of the Goods or any other notice, or from any error in or misinterpretation of or default or delay in the sending, transmission, arrival or delivery of any message, whether in writing or not, by post, telegraph, cable, wireless or otherwise, and the obligations hereunder of the Borrower to the Fronting

Bank shall not be in any way lessened or affected if any Draft or document accepted, paid or acted upon by the Fronting Bank or its agents or correspondents does not bear a reference or sufficient reference to a Letter of Credit or if no note thereof is made on a Letter of Credit.

        Section 4.4. Other Lenders' Participation. Each Letter of Credit issued pursuant to Section 4.2 shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the Fronting Bank thereof) according to their respective Percentages. Each Lender shall, to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and shall be responsible to reimburse promptly the Fronting Bank thereof for Reimbursement Obligations which have not been converted into a Loan on the Disbursement Date pursuant to the terms of this Agreement or reimbursed by the Borrower in accordance with Section 4.5, or which have been converted into a Loan on the Disbursement Date pursuant to the terms of this Agreement or reimbursed by the Borrower but must be returned, restored or disgorged by the Fronting Bank for any reason, and each Lender shall, to the extent of its Percentage, be entitled to receive from the Agent a ratable portion of the letter of credit fees received by the Agent pursuant to Section 3.3.1, with respect to each Letter of Credit. In the event that the Borrower shall fail to reimburse the Fronting Bank, or if for any reason Loans shall not be made to fund any Reimbursement Obligation, in each case as provided in this Agreement and in an amount equal to the Disbursement amount, or in the event the Fronting Bank must for any reason return or disgorge such reimbursement, the Fronting Bank shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the Fronting Bank, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in same day or immediately available funds at the office of the Fronting Bank specified in such notice not later than 11:00 a.m., New York City time, on the Business Day after the date notified by the Fronting Bank. In the event that any Lender fails to make available to the Fronting Bank the amount of such Lender's participation in such Letter of Credit as provided herein, the Fronting Bank shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Rate from the date such amount is due through (but excluding) the date such payment is made (together with such other compensatory amounts as may be required to be paid by such Lender to the Agent pursuant to the Rules for Interbank Compensation of the council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time). Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from the Fronting Bank any amounts made available by such Lender to the Fronting Bank pursuant to this Section in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Fronting Bank in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of the Fronting Bank. The Fronting Bank shall distribute to each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by the Fronting Bank such other Lender's Percentage of all payments received by the Fronting Bank from the Borrower in reimbursement of drawings honored by the Fronting Bank under such Letter of Credit when such payments are received.

        Section 4.5. Disbursements. The Fronting Bank will notify the Borrower and the Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (a "Disbursement Date") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, and the delivery to the Fronting Bank of all documents and instruments required as a condition to making a Disbursement under such Letter of Credit, the Fronting Bank shall make such payment to the beneficiary (or its designee) of such Letter of Credit (with proceeds of Loans (and, if applicable, Swingline Loans) pursuant to Section 2.3 or otherwise). If and to the extent that Loans (and, if applicable, Swingline Loans) are not made to fund a Reimbursement Obligation pursuant to Section 2.3, then the Borrower will reimburse the Fronting Bank within one Business Day following the Disbursement Date for all amounts which the Fronting Bank has disbursed under the Letter of Credit.

        Section 4.6. Reimbursement; Outstanding Letters, etc. (a) The Borrower's obligation (a "Reimbursement Obligation") under Section 4.5 to reimburse the Fronting Bank with respect to each Disbursement (including fees and interest thereon payable pursuant to Section 3.2.2 and Section 3.3.1), and each Lender's obligation to make participation payments pursuant to Section 4.4 in each Disbursement, shall be absolute, unconditional and irrevocable and shall not be reduced by any event or occurrence including, without limitation,

               (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

               (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

               (iii) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

               (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise;

               (v) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit;

               (vi) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from any Letter of Credit;

               (vii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Fronting Bank or any other Person, whether in connection with the transactions contemplated by the applicable Letter of Credit or any unrelated transaction;

               (viii) payment by the Fronting Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

               (ix) any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations in respect of the applicable Letter of Credit;
        or

               (x) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

The obligations of the Borrower and the Lenders hereunder shall remain in full force and effect and shall apply to any alteration to or extension of the expiration date of any Letter of Credit or any Letter of Credit issued to replace, extend or alter any Letter of Credit during the term of this Agreement. None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Fronting Bank or any Lender hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Fronting Bank in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower, each Obligor and each such Lender, and shall not put such Fronting Bank under any resulting liability to the Borrower, any Obligor or any such Lender, as the case may be.

        (b) The Borrower shall pay to the Fronting Bank an amount equal to then Stated Amount and all unpaid fees in respect of (i) any Letter of Credit outstanding under this Agreement upon any termination of this Agreement and (ii) any Letter of Credit which is affected by, or becomes the subject matter of, any order, judgment, injunction or other such determination (an "Order") or any petition or other application for any Order by the Borrower or any other party, restricting payment by the Fronting Bank under and in accordance with such Letter of Credit or extending the Fronting Bank's or any Lender's liability under such Letter of Credit beyond the expiration date stated therein, or if not stated therein, which would otherwise apply to such Letter of Credit. Payment in respect of each such Letter of Credit described in (i) and (ii) in this clause shall be due forthwith upon demand and in Dollars.

        (c) The Fronting Bank hereby agrees that it will, with respect to each Letter of Credit subjected to any such demand for payment under the preceding clause (b), upon the later of:

               (i) the date on which any final and non-appealable order, judgment or other such determination has been rendered or issued either terminating any applicable Order or permanently enjoining the Fronting Bank from paying under such Letter; and

               (ii) the earlier of (x) the date on which either the original counterpart of such Letter of Credit is returned to the Fronting Bank for cancellation or the Fronting Bank is released by the beneficiary thereof from any further obligations in respect of such Letter of Credit, and (y) the expiry of such Letter of Credit;

pay to the Borrower an amount in Dollars equal to any excess of the amount received by the Fronting Bank pursuant to clause (b) above in respect of such Letter of Credit (the "Received Amount") over the equivalent in Dollars of the total of amounts applied to reimburse the Fronting Bank for amounts paid by it under such Letter of Credit, if any (the Fronting Bank having the right to so appropriate such funds), together with an additional amount in Dollars computed by applying to the amount of such excess from time to time a per annum rate equal to 3% less than the Alternate Base Rate. Such additional amount shall be calculated daily on the basis of a 360 day year for the actual number of days elapsed from and including the date of payment to the Fronting Bank of the Received Amount to (but not including) the date of return to the Borrower of the excess.

        Section 4.7. Deemed Disbursements. Upon (i) the occurrence of any Commitment Termination Event of the type described in clause (c) of the definition of "Commitment Termination Event", (ii) the occurrence and during the continuation of any event or condition specified in clause (e) of Section 6.01 of the U.S. Credit Agreement, or (iii) the occurrence and during the continuance of any other Event of Default,

               (a) an amount equal to that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Fronting Bank under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

               (b) upon notification by the Fronting Bank to the Agent and the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Fronting Bank the amount deemed to have been so paid or disbursed by the Fronting Bank.

Any amounts so received by the Fronting Bank from the Borrower pursuant to this Section shall be held as collateral security for the repayment of the Borrower's Obligations in connection with the Letters of Credit issued by the Fronting Bank. At any time when such Letters of Credit shall terminate and all Obligations of the Fronting Bank are either terminated or paid or reimbursed to the Fronting Bank in full, the Obligations of the Borrower under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from the Fronting Bank), and the Fronting Bank will return to the Borrower the excess, if any, of

               (c) the aggregate amount deposited by the Borrower with the Fronting Bank and not theretofore applied by the Fronting Bank to any Reimbursement Obligation over

               (d) the aggregate amount of all Reimbursement Obligations to the Fronting Bank pursuant to this Section, as so adjusted.

At such time when all Events of Default shall have been cured or waived, the Fronting Bank shall return to the Borrower all amounts then on deposit with the Fronting Bank pursuant to this Section together with an additional amount in dollars computed by

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

applying to the amount so returned to the Borrower from time to time a per annum rate equal to 3% less than the Alternate Base Rate. Such additional amount shall be calculated daily on the basis of a 360 day year for the actual number of days elapsed from and including the date of payment to the Fronting Bank by the Borrower to (but not including) the date of return to the Borrower of such amounts.

        Section 4.8. Nature of Reimbursement Obligations. The Borrower shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Any action, inaction or omission taken or suffered by the Fronting Bank or any of the Fronting Bank's correspondents under or in connection with a Letter of Credit or any Draft made thereunder or any document relating thereto, if in good faith and in conformity with foreign or domestic laws, regulations or customs applicable thereto shall be binding upon the Borrower and shall not place the Fronting Bank or any of its correspondents under any resulting liability to the Borrower. Without limiting the generality of the foregoing, the Fronting Bank and its correspondents may receive, accept or pay as complying with the terms of a Letter of Credit, any Draft thereunder, otherwise in order which may be signed by, or issued to, the administrator or any executor of, or the trustee in bankruptcy of, or the receiver for any property of, or other Person or entity acting as the representative or in the place of, such beneficiary or its successors and assigns. The Borrower covenants that it will not take any steps, issue any instructions to the Fronting Bank or any of its correspondents or institute any proceedings intended to derogate from the right or ability of the Fronting Bank or its correspondents to honor and pay any Draft or Drafts. Without in any way limiting the provisions of Section 4.6, and notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, the Borrower irrevocably acknowledges and agrees that it is unconditionally liable for all Reimbursement Obligations with respect to each Disbursement (including fees and interest thereon) under each Letter of Credit, regardless of whether such Letter of Credit was issued in respect of the sourcing or other corporate requirements or needs of the Borrower or any Subsidiary of the Borrower, or otherwise.

        Section 4.9. Existing Letters of Credit. Upon the payment to Scotiabank of all fees and other amounts due and owing to Scotiabank and the lenders parties thereto under the terms of the Existing Credit Agreement, the Existing Letters of Credit, and the amount and payment date of fees on Letters of Credit (including such Existing Letters of Credit deemed to be Letters of Credit hereunder), shall be governed by this Agreement. Simultaneously with the effectiveness of this Agreement pursuant to Section 11.8, the Existing Credit Agreement shall be terminated and of no further force and effect, except to the extent of any provisions of the Existing Credit Agreement which

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

by their express terms survive termination of the Existing Credit Agreement.


                                    Article V

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

        Section 5.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of the Lenders to make, continue, maintain or convert into any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Borrower that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

        Section 5.2. Deposits Unavailable. If any Lender shall have determined that

               (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

               (b) by reason of circumstances affecting such Lender's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans,

then, upon notice from such Lender to the Borrower and the Agent, the obligations of the Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until such Lender shall notify the Borrower and the Agent that the circumstances causing such suspension no longer exist.

        Section 5.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making or continuing (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Each Lender shall promptly notify the Borrower and the Agent in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and

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

the additional amount required fully to compensate such lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

        Section 5.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan, but excluding the loss of any anticipated or expected profits in respect of such LIBO Rate Loan) as a result of

               (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
        Section 3.1 or otherwise;

               (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

               (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower and the Agent, the Borrower shall, within five Business Days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

        Section 5.5. Increased Capital Costs, etc. If the implementation of or, after the date hereof, the introduction or any change in the interpretation of, or any change in its application to the Borrower, the Fronting Bank and/or the Lenders of, any law or any regulation or guideline issued by any central bank or other governmental authority (whether or not having the force of law), including any eurocurrency or other reserve or special deposit requirement or any tax (other than tax which is on a Lender's general net or gross income or in respect of a Lender's franchise taxes) or any capital requirement, has, due to a Lender's or the Fronting Bank's compliance, the effect, directly or indirectly, of (i) increasing the cost to such Lender or Fronting Bank of performing its obligations hereunder or under any Letter of Credit or Loan; (ii) reducing any amount received or receivable by such Lender or Fronting Bank or its effective return hereunder or in respect of any Letter of Credit or Loan or on its capital; or (iii) causing such Lender or Fronting Bank to make any payment or to forgo any return based on any amount received or receivable by such Lender or Fronting Bank hereunder or in respect of any Letter of Credit or Loan, then upon demand from time to time the Borrower shall pay such amount as shall compensate such Lender or Fronting Bank for any such cost, reduction, payment or foregone return upon receipt of the certificate referred to in the last sentence of this paragraph. The Borrower shall further indemnify the Fronting Bank for all costs, losses and expenses incurred by the Fronting Bank in connection with any Letter of Credit and agrees that the Fronting Bank shall have no liability to the Borrower for any reason in respect of any Letter of Credit other than on account of the Fronting Bank's gross negligence or wilful misconduct. Any certificate of the Fronting Bank or any Lender in respect of the foregoing will be conclusive and binding upon the Borrower, except for manifest error, and shall set forth a determination of the amounts owing to the Fronting Bank or such Lender in good faith using any reasonable averaging and attribution methods. Anything in this Agreement or any Loan Document to the contrary notwithstanding, no Lender or Fronting Bank shall be indemnified for, exculpated from, or relieved from liability, under this Agreement or any Loan Document, for any act or omission constituting gross negligence or wilful misconduct.

        Section 5.6. Taxes. (a) Each payment made by the Borrower under this Agreement shall be made free and clear of, and without deduction for, any present or future withholding or other taxes imposed on such payments by or on behalf of any government or any political subdivision or agency thereof or therein, except for any income, franchise and other taxes imposed on the Lender (which for purposes of this Section 5.6 shall include any branch, affiliate or international banking facility created by a Lender to make or maintain a LIBO Rate Loan pursuant to Section 2.5) by the jurisdiction under the laws of which such Lender is organized or any political subdivision or agency thereof or by the jurisdiction of such Lender's branch or lending office or principal place of business (all such non-excluded taxes being hereinafter referred to as "Taxes"). Whenever any Taxes are payable by the Borrower with respect to any payments hereunder, the Borrower shall promptly furnish to the Agent for the account of the applicable Lender official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such Taxes so withheld or deducted.

        (b) Each Lender that is not a "United States person" (as such term is defined in Section 7701(a)(3) of the Internal Revenue Code of 1986) shall submit to the Borrower on or before the Effective Date (or, in the case of a Person that becomes a Lender after the Effective Date by assignment or pursuant to
Section 2.5 promptly upon such assignment or funding) two duly

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

completed and signed copies of either (1) Form 1001 of the United States Internal Revenue Service entitling such Lender to a complete exemption from withholding on all amounts to be received by such Lender pursuant to this Agreement or (2) Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Lender pursuant to this Agreement. Each such Lender shall, from time to time after submitting either such form, submit to the Borrower and the Agent such additional duly completed and signed copies of one or the other such forms (or such successor forms or other documents as shall be adopted from time to time by the relevant United States taxing authorities) as may be (1) reasonably requested in writing by the Borrower or the Agent and (2) appropriate under then current United States law or regulations to avoid United States withholding taxes on payments in respect of any amounts to be received by such Lender pursuant to this Agreement. Upon the reasonable request of the Borrower or the Agent, each Lender that has not provided the forms or other documents, as provided above, on the basis of being a "United States person" shall submit to the Borrower and the Agent a certificate to the effect that it is such a "United States person".

        (c) If any Lender which is not a "United States person" determines that it is unable to submit to the Borrower and the Agent any form or certificate that such Lender is requested to submit pursuant to the preceding paragraph, or that it is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Lender shall promptly notify the Borrower and the Agent of such fact.

        (d) The Borrower shall not be required to pay any additional amount in respect of Taxes to any Lender if and only to the extent that (A) such Lender is subject to such Taxes on the Effective Date (or in the case of a Person that became a Lender after the Effective Date by assignment or pursuant to Section
2.5 on the date of such assignment or funding) or would be subject to such Taxes on such date if a payment under this Agreement has been received by it on such date; (B) such Lender becomes subject to such Taxes subsequent to the date referred to in clause (A) above (or in the case of a Lender which is not a "United States person", the first date on which it delivers the appropriate form or certificate to the Borrower as referred to in clause (b) of this Section) as a result of a change in the circumstances of such Lender (other than a change in applicable law), including without limitation a change in the residence, place of incorporation or principal place of business of the Lender, a change in the branch or lending office of the Lender participating in the transactions set forth herein or as a result of the sale by the Lender of participating interests in such Lender's creditor position(s) hereunder; or (C) such Taxes would not have been incurred but for the failure of such Lender to file

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

with the appropriate tax authorities and/or provide to the Borrower any form or certificate that it was required so to do pursuant to clause (b) of this Section, unless the Lender is not entitled to provide such form or certificate as a result of a change in applicable law after the Effective Date (or in the case of a Person that became a Lender after the Effective Date by assignment or pursuant to Section 2.5 the date of such assignment or funding).

        (e) Within thirty (30) days after the written reasonable request of the Borrower, each Lender shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes paid by the Borrower hereunder or making payment of Taxes hereunder; provided, however, that no Lender shall be required to furnish to the Borrower any financial information with respect to itself or other information which it considers confidential.

        (f) The Borrower shall have the right to require any Lender which is not a "United States person" to which the Borrower is required to make additional payments pursuant to Section 5.6 hereof on account of Taxes (or would, upon payment to such Lender of an amount hereunder, be so required) to assign such Lender's total Loans and Commitments to one or more banks or financial institutions identified by the Borrower and acceptable to the Agent at a purchase price equal to the then outstanding amount of all principal, interest, fees and other amounts then owed to such Lender.

        Section 5.7. Payments, Computations, etc. Unless otherwise expressly provided herein (including as set forth in Section 2.3 and Section 4.5), all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Agent for the account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m., New York time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. To the extent the Agent receives such funds prior to 12:00 noon, New York time, the Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (b) of the definition of the term "Interest Period") be

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

made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

        Section 5.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Letter of Credit or Loan in excess of its Percentage of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Letters of Credit or Loans, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

               (a) the amount of such selling Lender's required repayment to the purchasing Lender to

               (b)  the total amount so recovered from the purchasing
        Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 5.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

        Section 5.9. Setoff. Each Lender shall, upon the occurrence of any event or condition described in clause (e) of Section 6.01 of the U.S. Credit Agreement or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due) any and all balances, credits, deposits, accounts or moneys of the

                                      -40-


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

Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 5.8. Each Lender agrees promptly to notify the Borrower and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

        Section 5.10. Use of Proceeds. The Borrower shall apply the proceeds of each Credit Extension in accordance with the sixth recital.


                                   Article VI

                              CONDITIONS PRECEDENT

        Section 6.1. Initial Credit Extension. The obligations of the Lenders to make any Credit Extension and the Fronting Bank to issue any Letters of Credit shall be subject to the delivery to the Agent of this Agreement duly executed and delivered by each Lender, the Agent, the Borrower and Group, and the prior or concurrent satisfaction of each of the conditions precedent set forth below in this Section 6.1.

        Section 6.1.1. Resolutions, etc. The Agent shall have received from each Obligor originally executed copies of a certificate, each dated the date of the Effective Date, of its Secretary or Assistant Secretary as to

               (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and

               (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

        Section 6.1.2. Delivery of Notes. Each Lender shall have received its Note duly executed and delivered by the Borrower.

        Section 6.1.3. Group Guaranty. The Agent shall have received originally executed counterparts for each Lender of the

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

Group Guaranty, dated as of the date hereof, duly executed by an Authorized Officer of Group.

        Section 6.1.4. Subsidiary Guaranty. The Agent shall have received originally executed counterparts for each Lender of the Subsidiary Guaranty, duly executed by an Authorized Officer of each of the Domestic Subsidiaries.

        Section 6.1.5. Certificates as to No Default, etc. No default shall have occurred in the performance of any affirmative or negative covenants contained in the U.S. Credit Agreement, none of the events described in clauses (a), (b),
(d), (e), (f), (g), (h), (i), (j), (k) or (l) of Section 6.01 of the U.S. Credit Agreement shall have occurred, and no Event of Default shall have occurred or would occur under the U.S. Credit Agreement or would result from the issuance of any Letter of Credit or the making of any Loan, and the Agent shall have received originally executed certificates for each Lender dated the Effective Date from an Authorized Officer of the Borrower certifying as to the above.

        Section 6.1.6. No Material Adverse Change. Since January 7, 1995, there shall have been no material adverse change in the financial condition, operations, assets, business, properties or prospects of (i) the Borrower or
(ii) Group and its Subsidiaries, taken as a whole, and the Agent shall have received originally executed certificates for each Lender from an Authorized Officer of the Borrower and Group certifying as such.

        Section 6.1.7. Tradexpress Agreement. The Agent shall have received a completed Tradexpress Transmission Agreement, duly executed and delivered by the Borrower and the Fronting Bank.

        Section 6.1.8. Opinions of Counsel. The Agent shall have received opinions, dated the date of the initial Borrowing and addressed to the Agent and all Lenders, from Skadden, Arps, Slate, Meagher & Flom, New York counsel to the Obligors, substantially in the form of Exhibit G hereto.

        Section 6.1.9. Closing Fees, Expenses, etc. The Agent shall have received (a) for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses (i) previously agreed to between the Agent and the Borrower, (ii) as otherwise due and payable pursuant to Section 3.3 and, if then invoiced, Section 11.3, and (b) evidence satisfactory to it that all fees and other amounts that have accrued through (and including) the Effective Date or that are otherwise payable under the terms of the Existing Credit Agreement and the Amended and Restated Agreement to the lenders parties to such agreements and to Scotiabank (in its capacity as agent thereunder) have been paid in full.

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

        Section 6.1.10. Delivery of Form 1001 or 4224. The Agent shall have received two executed copies of either Internal Revenue Service Form 1001 or Form 4224, as applicable, from each non-U.S. Lender.

        Section 6.2. All Credit Extensions. The obligation of each Lender or the Fronting Bank to make any Credit Extension (including the initial Credit Extension) on any date other than a Funding Date shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2.

        Section 6.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension the following statements shall be true and correct

               (a) no event or circumstances has occurred and is continuing, or would result from the making of such Credit Extension, which constitutes a Default, or which when considered by itself or together with other past or then existing events or circumstances, constitutes or would constitute a material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or of Group and its Subsidiaries taken as a whole;

               (b) no event of default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an event of default shall have occurred (unless otherwise waived by the Required Lenders) in the performance of any affirmative and negative covenants contained in Sections 5.01, 5.02 or 5.03 of the U.S. Credit Agreement and regardless of whether such U.S. Credit Agreement is terminated, unless in connection with such termination a replacement credit facility which the Required Lenders hereunder have approved is entered into in which case, the affirmative and negative covenants in such facility shall become the subject of this clause;

               (c) none of the events described in clauses (a), (b), (d), (e),
        (f), (g), (h), (i), (j), (k) or (l) of Section 6.01 of the U.S. Credit Agreement (without giving effect to any termination of the U.S. Credit Agreement, unless in connection with such termination a replacement credit facility to which the Required Lenders hereunder have approved, in which case the analogous provisions of such replacement credit facility shall become the subject of this clause), shall have occurred (unless, in the case of other than such clause (e), otherwise waived by the Required Lenders); and

               (d) the representations and warranties set forth in Article VII,
        Article III of the Subsidiary Guaranty and

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

        Article III of the Group Guaranty shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

        Section 6.2.2. Credit Request. To the extent that Loans are made in accordance with clause (b) of Section 2.3 or the Borrower requests that the Fronting Bank issue a Letter of Credit other than by means of notification in accordance with the terms of the Tradexpress Agreement, the Agent shall have received a Borrowing Request or Issuance Request, as the case may be, for such Credit Extension. Each of the delivery (or deemed delivery pursuant to the terms of this Agreement) of a Borrowing Request or an Issuance Request and the acceptance by the Borrower of the proceeds of the Borrowing or the issuance of the Letter of Credit, or the making of a Loan upon a Disbursement, as applicable, shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) or the issuance of the Letter of Credit, as applicable, the statements made in
Section 6.2.1 are in each case true and correct.

        Section 6.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of Group or any of its Subsidiaries shall be satisfactory in form and substance to the Agent; the Agent shall have received all information, approvals, opinions, documents or instruments as the Agent may reasonably request.


                                   Article VII

                         REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, each of the Borrower and Group represents and warrants unto the Agent and each Lender as set forth in this Article VII.

        Section 7.1. Organization, etc. Group and each of its Subsidiaries is a corporation or limited liability company, as the case may be, validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign corporation or foreign entity, as applicable, in each jurisdiction where the nature of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect (as defined in the U.S. Credit Agreement), and each Obligor has full power and authority and holds all requisite governmental licenses, permits

                                      -44-


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

and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

        Section 7.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance (i) by the Borrower and Group of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and (ii) by each other Obligor of each Loan Document executed and delivered by it, are, in each case, within such Obligor's corporate (or other, as applicable) powers, have been duly authorized by all necessary corporate (or other, as applicable) action, and do not

               (a)  contravene such Obligor's Organic Documents;

               (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Obligor; or

               (c) result in, or require the creation or imposition of, any Lien on any of such Obligor's properties.

        Section 7.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower, Group or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party. Neither Group nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        Section 7.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower and each other Obligor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower or such Obligor enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors rights generally and by general equity principles.

        Section 7.5. No Material Adverse Change. Since January 7, 1995, there has been no material adverse change in the business, condition (financial or otherwise), operations, performance,

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

properties or prospects of (i) the Borrower or (ii) Group and its Subsidiaries, taken a whole.

        Section 7.6. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of either the Borrower or Group, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or Group and its Subsidiaries, taken as a whole, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to materially adversely affect the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or Group and its Subsidiaries, taken as a whole, or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document.

        Section 7.7. Regulations G, U and X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

        Section 7.8. Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower or Group in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. The parties acknowledge and agree that nothing contained in this Section shall constitute a representation or warranty by the Borrower or Group as to the future financial performance or the results of operations of either the Borrower or Group; provided, however, that any projections delivered pursuant to this Agreement have been (and will be) prepared on the basis of the assumptions accompanying them, and such projections and assumptions, as of the date of preparation thereof and as of the date hereof, are reasonable and represent the Borrower's or Group's good faith estimate of its future financial performance.

        Section 7.9. U.S. Credit Agreement Representations and Warranties. As to all representations and warranties contained in Article IV of the U.S. Credit Agreement and each Loan Document

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

(as such term is defined by the U.S. Credit Agreement), as in effect on the date hereof, insofar as applicable to the Borrower, Group or any other Obligor, the properties of the Borrower, Group or any other Obligor or the obligations of the Borrower, Group or any other Obligor under the documents executed and delivered in connection with the U.S. Credit Agreement, each such representation and warranty set forth in such Article (insofar as so applicable) and all other terms of the U.S. Credit Agreement and each Loan Document (as such term is defined by the U.S. Credit Agreement), as in effect on the date hereof, to which reference is made therein, together with all related definitions and ancillary provisions, are hereby incorporated into this Agreement by reference with respect to the Borrower, Group or any other Obligor as though specifically set forth in this Section 7.9.


                                  Article VIII

                                    COVENANTS

        Section 8.1. Covenants. Each of the Borrower and Group agrees with the Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower and Group will perform, and will cause each of their respective Subsidiaries to perform, the obligations set forth in this Section 8.1.

        Section 8.1.1. Financial Information, Reports, Notices, etc. Unless the information set forth below is otherwise delivered to a Lender under the terms of the U.S. Credit Agreement, Group will furnish, or will cause to be furnished, to each Lender and the Agent copies of the financial statements, reports, notices and information required pursuant to clause (j) of Section 5.01 of the U.S. Credit Agreement.

        Section 8.1.2. Future Subsidiaries of Group. Group covenants and agrees that, upon any Person becoming a Subsidiary after the Effective Date, Group shall cause such Person to become party to the Subsidiary Guaranty if such Person is required to deliver a guaranty pursuant to clause (k) of Section 5.01 of the U.S. Credit Agreement (without giving effect to any waiver of such Section's requirements unless consented to by the Required Lenders).

        Section 8.1.3. U.S. Credit Agreement Covenants. Each of the Borrower and Group will comply with and be bound by, and will cause each of the Subsidiaries to comply with and be bound by, all of the agreements, covenants and obligations contained in Article V of the U.S. Credit Agreement, as in effect on the date hereof. Each such agreement, covenant and obligation contained in such Sections and all other terms of the U.S. Credit Agreement

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

and the documents executed in connection therewith to which reference is made therein, together with all related definitions and ancillary provisions, each as in effect on the date hereof, is hereby incorporated into this Agreement by reference as though specifically set forth in this Section 8.1.3, and each such agreement, covenant and obligation shall, for purposes hereof, survive the termination of the U.S. Credit Agreement.

        Section 8.1.4. Default Notice. The Borrower will furnish, or will cause to be furnished, to each Lender as soon as possible and in any event within two Business Days after the occurrence of each Default a statement of its chief financial officer setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.


                                   Article IX

                                EVENTS OF DEFAULT

        Section 9.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 9.1 shall constitute an "Event of Default".

        Section 9.1.1. Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of (i) any principal of or interest on any Loan, (ii) any Reimbursement Obligation, or (iii) any fee or of any other Obligation, and in each case such default in payment or prepayment shall continue unremedied for more than three Business Days from the date such payment or prepayment was due.

        Section 9.1.2. Breach of Warranty. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it (including any certificates delivered pursuant to Article VI) is or shall be incorrect when made or deemed made in any material respect.

        Section 9.1.3. Non-Performance of Certain Covenants and Obligations. The Borrower or Group shall default in the due performance and observance of any of its obligations under Sections 8.1.2 or 8.1.4, or any Obligor shall default in the due performance or observance of any of its obligations under any other covenant in a Loan Document which is impossible to remedy.

        Section 9.1.4. Non-Performance of Other Covenants and Obligations. The Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of ten

                                      -48-

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

Business Days after notice thereof shall have been given to the Borrower by the Agent or any Lender.

        Section 9.1.5. Default Under U.S. Credit Agreement. Any Event of Default under (and as defined in) the U.S. Credit Agreement or any replacement credit facility shall have occurred whether or not such Event of Default is waived by the lenders under the U.S. Credit Agreement, or an amendment of the U.S. Credit Agreement is entered into with the effect of waiving or curing such Event of Default.

        Section 9.1.6. Bankruptcy, Insolvency, etc. Any event or condition described in clause (e) of Section 6.01 of the U.S. Credit Agreement (or similar provision of any replacement credit facility) shall have occurred and be continuing.

        Section 9.1.7. Termination, etc. of Loan Documents. Any Loan Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Obligor that is a party thereto; or the Borrower or any other Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability (except as aforesaid).

        Section 9.2. Action Upon Bankruptcy. If any Event of Default described in Section 9.1.6 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

        Section 9.3. Action Upon Other Event of Default. If any Event of Default (other than any Event of Default described in Section 9.1.6) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations in respect of the Loans or otherwise to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

                                    Article X

                                    THE AGENT

        Section 10.1. Actions. Each Lender hereby appoints Scotiabank as its Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

        Section 10.2. Copies, etc. The Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.

        Section 10.3. Exculpation. Neither the Agent nor any of its directors, officers, employees or agents shall be liable to

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

any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens (if any) purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of collateral security (if any), nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

        Section 10.4. Successor. The Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of

               (a) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and

               (b) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

        Section 10.5. Loans or Letters of Credit Issued by Scotiabank. Scotiabank shall have the same rights and powers with respect to (x) the Loans made by it or any of its

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affiliates, (y) the Notes held by it or any of its affiliates, and (z) its participating interests in the Letters of Credit as any other Lender and may exercise the same as if it were not the Agent. Scotiabank and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if Scotiabank were not the Agent hereunder.

        Section 10.6. Credit Decisions. Each Lender acknowledges that it has, independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.


                                   Article XI

                            MISCELLANEOUS PROVISIONS

        Section 11.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

               (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

               (b) modify this Section 11.1, change the definition of "Required Lenders", increase any Commitment Amount or (except as otherwise contemplated by this Agreement) the Percentage of any Lender, reduce any fees described in Article III, release any guarantor under the Subsidiary Guaranty or the Group Guaranty, or extend any Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note;

               (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on or fees payable in respect of any Loan (or

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

        reduce the principal amount of or rate of interest on or fees payable in respect of any Loan) shall be made without the consent of the holder of that Note evidencing such Loan;

               (d) affect adversely the interests, rights or obligations of the Fronting Bank in its capacity as the Fronting Bank shall be made without the consent of the Fronting Bank; or

               (e) affect adversely the interests, rights or obligations of the Agent in its capacity as the Agent shall be made without consent of the Agent.

No failure or delay on the part of the Agent, any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

        Section 11.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address, or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

        Section 11.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with

               (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time

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

        to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

               (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower covenants to pay on demand all reasonable costs and expenses of the Agent, the Fronting Bank and the Lenders incurred in the enforcement of the Agent's, the Fronting Bank's or any Lender's rights under this Agreement and any Loan Document (including the reasonable fees and expenses of counsel for the Agent, the Fronting Bank and each Lender with respect thereto) and, further, covenants that it will indemnify the Agent, the Fronting Bank and the Lenders on demand against all loss or damage to such Persons arising out of the issuance of or other action taken by such Persons in connection with any Letter of Credit or Loan including, without limitation, the costs relating to any legal process instituted by any party restraining or seeking to restrain the Fronting Bank from accepting or paying any Letter of Credit or Draft. The Borrower also agrees that neither the Agent, the Fronting Bank or any Lender shall have any liability to it for any reason in respect of the issuance of any Letter of Credit or Loan other than on account of such Agent's, Fronting Bank's or Lender's gross negligence or wilful misconduct. All payments to be made to the Agent, the Fronting Bank and the Lenders hereunder shall, subject to Section 5.6, be made for value on the date due and free of any withholding tax or levy, other than taxes imposed on the net income of the Agent, the Fronting Bank or a Lender, and the Borrower covenants that such taxes or levies, other than as excepted, shall be paid by the Borrower. The provisions of this paragraph will survive payment in full hereunder.

        Section 11.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent, the Fronting Bank and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including the reasonable fees and expenses of counsel for the Agent, the Fronting Bank and each Lender with respect thereto (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

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               (a)  any transaction financed or to be financed in
        whole or in part, directly or indirectly, with the proceeds of any Loan or the use of any Letter of Credit; or

               (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article VI not to make any Credit Extension);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct.

        Section 11.5. Survival. The obligations of the Borrower under Sections 5.3, 5.4, 5.5, 5.6, 11.3 and 11.4, and the obligations of the Lenders under
Section 10.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

        Section 11.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

        Section 11.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

        Section 11.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.


                                      -55-

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

        Section 11.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        Section 11.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

               (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

               (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.

      Section 11.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this Section 11.11.

      Section 11.11.1.  Assignments.  Any Lender,

               (a) with the written consent of the Borrower (which consent shall not be unreasonably delayed or withheld) and the Agent may at any time assign and delegate to one or more commercial banks or other financial institutions; and

               (b) with the consent of the Fronting Bank, and notice to the Borrower and the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any other Lender or any Lender under the U.S. Credit Agreement

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or a fraction of such Lender's total Loans and Commitments; provided, that (i) after giving effect to such assignment or transfer, such Lender and its Assignee Lender shall each hold not less than $10,000,000 of Loans and/or Commitments and (ii) each Lender must assign an equal amount of its Loan Commitment and Letter of Credit Commitment to such Assignee Lender; provided, further, that the Borrower shall not be required to pay an amount under Section 5.6 that is greater than the amount which it would have been required to pay had no assignment been made and provided, further, however, that, the Borrower and the Agent shall be entitled to continue to deal solely and directly with

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such Lender in connection with the interests so assigned and delegated to an
Assignee Lender until

               (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender,

               (d) such Assignee Lender shall have executed and delivered to the Borrower and the Agent a Lender Assignment Agreement, accepted by the Agent, and

               (e) the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Lender Assignment Agreement,
(x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement with respect to the assignment of Loans, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $2,500. Any attempted assignment and delegation not made in accordance with this Section 11.11.1 shall be null and void. Nothing in this Section shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans and to issue or participate in Letters of Credit) under this Agreement and/or its Loans and/or Notes hereunder to a Federal Reserve Bank in support of borrowing made by such Lender from such Federal Reserve Bank.

      Section 11.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests (or a sub-participating interest, in the case of a Lender's participating interest in a Letter of Credit) in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

               (a) no participation or sub-participation contemplated in this
        Section 11.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

               (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

               (c) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

               (d) no Participant, unless such Participant is an affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of
        Section 11.1, and

               (e) the Borrower shall not be required to pay any amount under
        Section 5.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

      Section 11.11.3. Fronting Bank Assignments. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by InsuranceWatch Ratings Service)) shall, after the date that any Lender becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and B (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then the Fronting Bank or the Borrower shall have the right, but not the obligation, upon notice to such Lender, to replace (or, in the case of a request by the Fronting Bank, to request the Borrower to use its reasonable efforts to replace) such Lender with an Assignee Lender (in accordance with and subject to the restrictions contained in Section 11.11.1), and such affected Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 11.11.1) all of its interests, rights and obligations in respect of its Commitment, Loans and other Obligations owing to it, together with the obligations of such affected Lender hereunder, to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and
(ii) such Assignee Lender shall pay to such affected Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

        Section 11.12. Other Transactions. Nothing contained herein shall preclude the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its affiliates in which the Borrower or such affiliate is not restricted hereby from engaging with any other Person.

        Section 11.13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO

ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        Section 11.14. Waiver of Jury Trial. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS, THE FRONTING BANK OR THE BORROWER. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THE BORROWER ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT, THE FRONTING BANK AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

        Section 11.15. UCP; etc. (a) The Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce (the "UCP") shall in all respects apply to each Letter of Credit issued hereunder and shall be deemed for such purpose to be a part hereof as if fully incorporated herein. In the event of any conflict between the UCP and the governing law of the Agreement, the UCP shall prevail to the extent necessary to remove the conflict.

        (b) In the event of any issuance of a further Letter of Credit for which the Borrower may apply from time to time hereafter, or, of any extension of the maturity or time for presentation of any Draft, or, of any renewal, extension or increase in the amount of a Letter of Credit or any other modifications of its terms, in each case with the consent or at the request of the Borrower, the terms of the Agreement shall continue in force and apply to the further Letter of Credit so issued, or, to a Letter of Credit so renewed, extended, increased or otherwise modified, or, to any, Draft, document or property covered thereby and to any action taken by the Fronting Bank or its agents or correspondents in accordance with such issuance, renewal, extension, increase or other modification.

        Section 11.16. Usury Restraint. The provisions of this Agreement shall be subject to any applicable law, regulation, order, rule or direction (a "Usury Restraint") which prohibits or restricts the charging, receipt or retention of interest or other amounts at the rates and amounts set forth herein (the "Stated Rate") in excess (the "Excess") of the maximum rates or amount (the "Maximum Rate") stipulated in the Usury Restraint. The provisions of this Agreement shall not require the payment or permit the collection of interest in excess of the Maximum Rate from time to time. If the Lenders comply (whether or not required to do so at law) with such Usury Restraint then, to the extent permitted by law, a subsequent reduction in the Stated Rate below the Maximum Rate shall be deemed not to reduce the Stated Rate below the Maximum Rate until the total amount of interest and other amounts earned and retained, measured by a dollar amount, equals the amount of interest and other amounts which would have been earned and retained hereunder, inclusive of the Excess, measured by a dollar amount, if the Stated Rate had not been held at the Maximum Rate or any amount had not been refunded to the Borrower.

        Section 11.17. Termination of Existing Credit Agreement, etc. The parties hereto acknowledge and agree that upon the date of the satisfaction of all of the conditions precedent set forth in Section 6.1, the Existing Credit Agreement and the Existing Amended and Restated Agreement shall, without any further action by any Person, be automatically terminated and no longer in force and effect (other than, in each case, any provisions of such agreements which by their terms survive termination of such agreements), and the commitments of the financial institutions thereunder to make extensions of credit to the Borrower shall be terminated.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  WARNACO INC.


                                  By           [SIGNATURE]
                                     -------------------------------------
                                     Title: Chief Financial Officer

                                  Address:  90 Park Avenue
                                            New York, New York  10016

                                  Facsimile No.:  212-687-0480

                                  Attention:  Chief Financial Officer



                                  THE WARNACO GROUP, INC.


                                  By           [SIGNATURE]
                                     -------------------------------------
                                     Title:  Chief Financial Officer

                                  Address:  90 Park Avenue
                                            New York, New York  10016

                                  Facsimile No.:  212-687-0480

                                  Attention:  Chief Financial Officer



                                  THE BANK OF NOVA SCOTIA,
                                    as Agent


                                  By
                                     -------------------------------------
                                     Title:

                                  Address:  One Liberty Plaza
                                            New York, New York  10006

                                  Facsimile No.:  212-225-5090

                                  Attention:  Kevin Clark

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  WARNACO INC.


                                  By
                                     -------------------------------------
                                     Title:

                                  Address:  90 Park Avenue
                                            New York, New York  10016

                                  Facsimile No.:  212-687-0480

                                  Attention:  Chief Financial Officer



                                  THE WARNACO GROUP, INC.


                                  By
                                     -------------------------------------
                                     Title:

                                  Address:  90 Park Avenue
                                            New York, New York  10016

                                  Facsimile No.:  212-687-0480

                                  Attention:  Chief Financial Officer



                                  THE BANK OF NOVA SCOTIA,
                                    as Agent


                                  By           [SIGNATURE]
                                     -------------------------------------
                                     Title: Vice President

                                  Address:  One Liberty Plaza
                                            New York, New York  10006

                                  Facsimile No.:  212-225-5090

                                  Attention:  Kevin Clark

    PERCENTAGE                    LENDERS
    ----------                    -------

     20.00000%                    THE BANK OF NOVA SCOTIA


                                  By           [SIGNATURE]
                                     -------------------------------------
                                     Title:  Vice President

                                  Domestic
                                  Office:  One Liberty Plaza
                                           New York, New York 10006

                                  Facsimile No.:  212-225-5090
                                  Attention:  Kevin Clark

                                  LIBOR
                                  Office:  One Liberty Plaza
                                           New York, New York 10006

                                  Facsimile No.:  212-225-5090
                                  Attention:  Kevin Clark

    PERCENTAGE
    ----------

       10.00000%                  BANK OF AMERICA NATIONAL
                                    TRUST & SAVINGS ASSOCIATION


                                  By           [SIGNATURE]
                                     -------------------------------------
                                     Title:  Vice President


                                  By           [SIGNATURE]
                                     -------------------------------------
                                     Title:  Vice President

                                  Domestic
                                  Office:  c/o Int'l Trade Bank SW#1769
                                           333 South Beaudry Street
                                           20th Floor
                                           Los Angeles, California 90017

                                  Facsimile No.:  213-345-6712
                                  Attention:  John Gilbaugh

                                  Facsimile No.:  213-345-6712
                                  Attention: David Hoye

                                  LIBOR
                                  Office:  c/o Int'l Trade Bank SW#1769
                                           333 South Beaudry Street
                                           20th Floor
                                           Los Angeles, California 90017

                                  Facsimile No.:  213-345-6712
                                  Attention:  John Gilbaugh

                                  Facsimile No.:  213-345-6712
                                  Attention: David Hoye

    PERCENTAGE
    ----------

       10.00000%                  THE BANK OF NEW YORK


                                  By           [SIGNATURE]
                                     -------------------------------------
                                     Title:  Vice President

                                  Domestic
                                  Office:  530 Fifth Avenue
                                           New York, New York 10036

                                  Facsimile No.:  212-852-4252
                                  Attention:  Allison White

                                  LIBOR
                                  Office:  530 Fifth Avenue
                                           New York, New York 10036

                                  Facsimile No.:  212-852-4252
                                  Attention:  Allison White

    PERCENTAGE
    ----------

       10.00000%                  COMMERZBANK AG, NEW YORK BRANCH


                                  By      /s/ ROBERT DONOHUE
                                     -------------------------------------
                                              ROBERT DONOHUE
                                     Title: Vice President


                                  By         /s/ TOM AUSFAHL
                                     -------------------------------------
                                                 TOM AUSFAHL
                                     Title: Assistant Vice President

                                  Domestic
                                  Office:  2 World Financial Center
                                           New York, New York 10281

                                  Facsimile No.:  212-266-7235
                                  Attention:  Bob Donohue

                                  LIBOR
                                  Office:  2 World Financial Center
                                           New York, New York 10281

                                  Facsimile No.:  212-266-7235
                                  Attention:  Bob Donohue

    PERCENTAGE
    ----------

       10.00000%                  CREDIT SUISSE, NEW YORK BRANCH


                                  By      /s/ J. HAMILTON CRAWFORD
                                     -------------------------------------
                                              J. HAMILTON CRAWFORD
                                     Title: Associate


                                  By        /s/ MICHAEL C. MAST
                                     -------------------------------------
                                                MICHAEL C. MAST
                                     Title: Member of Senior Management

                                  Domestic
                                  Office:  12 East 49th Street
                                           New York, New York 10017

                                  Facsimile No.:  212-238-5439
                                  Attention: Ed Siddons

                                  LIBOR
                                  Office:  12 East 49th Street
                                           New York, New York 10017

                                  Facsimile No.:  212-238-5439
                                  Attention: Ed Siddons

    PERCENTAGE
    ----------

       10.00000%                  FIRST UNION NATIONAL BANK OF
                                    NORTH CAROLINA


                                  By           /s/ MARK M. HARDEN
                                     -------------------------------------
                                                   MARK M. HARDEN
                                     Title: Vice President

                                  Domestic
                                  Office:  301 South College Street
                                           TW-19
                                           Charlotte, North Carolina 28288

                                  Facsimile No.:  704-374-2802
                                  Attention:  Allison C. Zollicoffer

                                  LIBOR
                                  Office:  301 South College Street
                                           TW-19
                                           Charlotte, North Carolina 28288

                                  Facsimile No.:  704-374-2802
                                  Attention:  Allison C. Zollicoffer

    PERCENTAGE
    ----------

       10.00000%                  FLEET NATIONAL BANK OF CONNECTICUT


                                  By           [SIGNATURE]
                                     -------------------------------------
                                     Title: Director

                                  Domestic
                                  Office:  777 Main Street
                                           MSN 397
                                           Hartford, Connecticut 06115

                                  Facsimile No.:  203-986-5367/4261
                                  Attention:  Daniel P. Senecal

                                  LIBOR
                                  Office:  777 Main Street
                                           MSN 397
                                           Hartford, Connecticut 06115

                                  Facsimile No.:  203-986-5367/4261
                                  Attention:  Daniel P. Senecal

    PERCENTAGE
    ----------

       10.00000%                  SOCIETE GENERALE


                                  By         [SIGNATURE]
                                     -------------------------------------
                                     Title: Vice President

                                  Domestic
                                  Office:  1221 Avenue of the Americas
                                           New York, New York 10020

                                  Facsimile No.:  212-278-7430
                                  Attention:  Sedare Coradin

                                  LIBOR
                                  Office:  1221 Avenue of the Americas
                                           New York, New York 10020

                                  Facsimile No.:  212-278-7430
                                  Attention:  Sedare Coradin

    PERCENTAGE
    ----------

       10.00000%                  UNION BANK OF SWITZERLAND,
                                    NEW YORK BRANCH


                                  By        /s/  STEPHEN A. CAYER
                                     -------------------------------------
                                                 STEPHEN A. CAYER
                                     Title: Assistant Treasurer


                                  By           PETER B. YEARLEY
                                     -------------------------------------
                                               PETER B. YEARLEY
                                     Title: Vice President

                                  Domestic
                                  Office:  299 Park Avenue
                                           New York, New York 10171

                                  Facsimile No.:  212-821-3383
                                  Attention:  Peter B. Yearley

                                  Facsimile No.:  212-821-3259
                                  Attention:  Mike Peterson

                                  LIBOR
                                  Office:  299 Park Avenue
                                           New York, New York 10171

                                  Facsimile No.:  212-821-3383
                                  Attention:  Peter B. Yearley

                                  Facsimile No.:  212-821-3259
                                  Attention:  Mike Peterson


    ------
      100%


         OUTSTANDINGS FOR WARNACO'S LETTER OF CREDIT FACILITY AS OF 12/04/95                                               Page # 1
         -------------------------------------------------------------------
                                                                                                                         SCHEDULE I


         LETTER OF CREDIT #        CURRENCY     ORIGINAL AMOUNT       CURRENT OUTSTANDING       U.S.$ EQUIVALENT     MATURITY DATE
         -------------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------------
              6242/95               USD          1,923,863.01             272,132.51               272,132.51          12/25/50
              6261/95               USD             72,322.43             249,164.38               249,164.38          09/20/95
              6280/95               USD             55,648.43             170,693.93               170,693.93          10/23/95
              6286/95               USD            221,256.00             221,256.00               221,256.00          10/10/95
              6290/95               USD            179,518.50             153,534.75               153,534.75          11/06/95
              6304/95               USD          2,845,668.09             262,908.82               262,908.82          01/22/96
              6305/95               USD            750,658.13             232,876.46               232,876.46          11/06/95
              6309/95               USD            829,763.55             344,453.79               344,453.79          01/22/96
              6315/95               USD            271,653.11               2,764.89                 2,764.89          10/06/95
              6322/95               USD            136,451.70              13,296.76                13,296.76          10/07/95
              6324/95               USD            299,658.24              11,893.15                11,893.15          10/27/95
              6325/95               USD            311,018.40              14,224.48                14,224.48          10/23/95
              6340/95               USD            202,437.90              28,275.02                28,275.02          10/18/95
              6341/95               USD            413,267.40             197,125.69               197,125.69          11/02/95
              6343/95               USD            134,996.40             100,682.88               100,682.88          10/18/95
              6357/95               USD            231,570.00               2,573.62                 2,573.62          10/23/95
              6364/95               USD            398,112.75              37,325.80                37,325.80          10/20/95
              6366/95               USD            159,039.72              61,343.85                61,343.85          12/11/95
              6370/95               USD            525,283.28              25,034.10                25,034.10          09/21/95
              6372/95               USD            236,313.00             236,313.00               236,313.00          11/17/95
              6375/95               USD            496,577.81             241,011.56               241,011.56          11/20/95
              6378/95               USD             29,162.70               2,714.50                 2,714.50          11/17/95
              6389/95               USD            131,544.00             388,133.55               388,133.55          12/22/95
              6390/95               USD            341,717.67              68,596.82                68,596.82          11/06/95
              6391/95               USD             83,909.70              18,222.00                18,222.00          11/21/95
              6392/95               USD            167,435.10             167,800.50               167,800.50          12/21/95
              6393/95               USD            136,420.20             217,148.70               217,148.70          12/20/95
              6394/95               USD            252,031.50             278,573.40               278,573.40          11/17/95
              6396/95               USD            484,470.00              17,016.20                17,016.20          12/12/95
              6399/95               USD              7,061.67               7,061.67                 7,061.67          11/06/95
              6403/95               USD          1,122,699.33             134,691.77               134,691.77          11/06/95
              6405/95               USD             48,384.00               2,304.00                 2,304.00          01/17/96
              6411/95               USD            147,420.00             147,420.00               147,420.00          11/06/95
              6412/95               USD             52,920.00              16,411.20                16,411.20          12/28/95
              6413/95               USD            101,619.00             388,294.20               388,294.20          11/21/95
              6414/95               USD             33,415.20              33,911.14                33,911.14          01/22/96
              6415/95               USD            140,060.45             156,761.86               156,761.86          01/02/96



         OUTSTANDINGS FOR WARNACO'S LETTER OF CREDIT FACILITY AS OF 12/04/95                                               Page # 2
         -------------------------------------------------------------------


         LETTER OF CREDIT #        CURRENCY     ORIGINAL AMOUNT       CURRENT OUTSTANDING       U.S.$ EQUIVALENT     MATURITY DATE
         -------------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------------
            6416/95                 USD             98,478.45               6,185.17                6,185.17           11/21/95
            6417/95                 USD            199,130.40             310,242.21              310,242.21           01/02/96
            6419/95                 USD            147,262.50              14,465.00               14,465.00           01/02/96
            6420/95                 USD             63,866.88              64,320.48               64,320.48           12/26/95
            6421/95                 USD             63,976.50               2,774.58                2,774.58           12/04/95
            6422/95                 USD            142,682.40              73,345.29               73,345.29           12/11/95
            6423/95                 USD            244,789.65             244,789.65              244,789.65           11/21/95
            6424/95                 USD            198,431.10             217,980.21              217,980.21           12/15/95
            6425/95                 USD             50,163.12              25,792.62               25,792.62           12/18/95
            6426/95                 USD             12,726.00              14,348.25               14,348.25           02/01/96
            6427/95                 USD             28,161.00               1,145.00                1,145.00           11/21/95
            6428/95                 USD            226,359.00             187,659.00              187,659.00           11/17/95
            6429/95                 USD             83,790.00               4,788.00                4,788.00           11/21/95
            6431/95                 USD             27,886.95               1,055.55                1,055.55           12/11/95
            6432/95                 USD             53,928.00             244,741.77              244,741.77           01/17/96
            6433/95                 USD             50,500.80              57,862.80               57,862.80           12/07/95
            6434/95                 USD            186,860.52             186,860.52              186,860.52           12/22/95
            6436/95                 USD            329,357.70              34,384.05               34,384.05           12/18/95
            6438/95                 USD            238,140.00              20,034.00               20,034.00           12/18/95
            6439/95                 USD            201,222.00             114,562.80              114,562.80           12/18/95
            6440/95                 USD             21,420.00               1,278.40                1,278.40           12/18/95
            6441/95                 USD             34,757.10             173,785.50              173,785.50           01/12/96
            6442/95                 USD             24,885.00              24,885.00               24,885.00           01/01/96
            6443/95                 USD             48,384.00              48,384.00               48,384.00           02/19/96
            6444/95                 USD            157,500.00             157,500.00              157,500.00           12/22/95
            6445/95                 USD            103,950.00             103,950.00              103,950.00           11/21/95
            6446/95                 USD            110,565.00              34,495.50               34,495.50           12/07/95
            6447/95                 USD             38,272.50              38,272.50               38,272.50           12/18/95
            6448/95                 USD             92,736.00              93,844.80               93,844.80           12/18/95
            6449/95                 USD             19,845.00              19,845.00               19,845.00           11/21/95
            6451/95                 USD          1,365,115.50             518,377.74              518,377.74           01/22/96
            6452/95                 USD            436,432.50             436,432.50              436,432.50           12/18/95
            6453/95                 USD            532,394.04             157,257.81              157,257.81           12/07/95
            6456/95                 USD             66,150.00             116,524.80              116,524.80           01/02/96
            6457/95                 USD             47,628.00              47,628.00               47,628.00           12/22/95
            6458/95                 USD          1,107,689.31           1,156,769.58            1,156,769.58           01/05/96
            6459/95                 USD             55,282.50              55,282.50               55,282.50           12/22/95



         OUTSTANDINGS FOR WARNACO'S LETTER OF CREDIT FACILITY AS OF 12/04/95                                               Page # 3
         -------------------------------------------------------------------

         LETTER OF CREDIT #        CURRENCY     ORIGINAL AMOUNT       CURRENT OUTSTANDING       U.S.$ EQUIVALENT     MATURITY DATE
         -------------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------------
            6460/95                  USD            32,004.00              32,004.00               32,004.00           12/22/95
            6461/95                  USD           360,419.85             362,366.55              362,366.55           12/22/95
            6462/95                  USD            58,432.50              58,527.00               58,527.00           12/22/95
            6463/95                  USD             9,292.50               9,292.50                9,292.50           01/08/96
            6464/95                  USD           250,740.00             253,008.00              253,008.00           01/02/96
            6465/95                  USD            16,159.50             352,587.31              352,587.31           01/17/96
            6466/95                  USD           261,292.50             279,720.00              279,720.00           12/11/95
            6467/95                  USD            41,176.80              41,176.80               41,176.80           12/22/95
            6468/95                  USD            57,919.05              62,209.35               62,209.35           12/22/95
            6469/95                  USD           440,757.45             462,506.93              462,506.93           12/22/95
            6470/95                  USD           304,193.48             305,097.15              305,097.15           03/04/96
            6472/95                  USD           131,490.07             132,768.09              132,768.09           01/22/96
            6474/95                  USD           265,494.92               7,965.28                7,965.28           12/07/95
            6476/95                  USD           126,054.60             136,048.50              136,048.50           01/19/96
            6477/95                  USD         1,099,643.61             122,125.25              122,125.25           12/07/95
            6478/95                  USD           530,901.00             561,393.00              561,393.00           02/01/96
            6480/95                  USD            80,718.75             138,786.15              138,786.15           12/18/95
            6481/95                  USD           104,658.12             104,658.12              104,658.12           01/02/96
            6482/95                  USD            19,687.50              19,687.50               19,687.50           12/26/95
            6483/95                  USD           311,124.24             308,599.95              308,599.95           12/22/95
            6485/95                  USD            32,046.05               1,526.00                1,526.00           12/07/95
            6486/95                  USD            33,633.89               1,607.39                1,607.39           12/21/95
            6487/95                  USD            75,728.61              13,720.50               13,720.50           12/14/95
            6488/95                  USD           318,149.69              15,149.99               15,149.99           12/07/95
            6489/95                  USD            37,257.15               2,017.90                2,017.90           12/07/95
            6491/95                  USD           382,767.21             384,388.83              384,388.83           12/08/95
            6492/95                  USD            18,480.00                 881.10                  881.10           12/07/95
            6493/95R                 USD            10,382.40              35,758.80               35,758.80           02/05/96
            6494/95                  USD            33,075.00              33,075.00               33,075.00           12/26/95
            6495/95                  USD           322,468.65             322,468.65              322,468.65           01/22/96
            6496/95                  USD           156,958.20             156,958.20              156,958.20           01/09/96
            6497/95                  USD           243,478.12             273,529.12              273,529.12           01/23/96
            6498/95                  USD           212,461.83             213,195.15              213,195.15           01/22/96
            6499/95                  USD           350,344.13             350,344.13              350,344.13           02/01/96
            6500/95                  USD           173,054.70             173,495.70              173,495.70           01/22/96
            6501/95                  USD             9,081.07               9,100.47                9,100.47           01/22/96
            6502/95                  USD             9,072.00               4,838.40                4,838.40           12/18/95




         OUTSTANDINGS FOR WARNACO'S LETTER OF CREDIT FACILITY AS OF 12/04/95                                               Page # 4
         -------------------------------------------------------------------

         LETTER OF CREDIT #        CURRENCY     ORIGINAL AMOUNT       CURRENT OUTSTANDING       U.S.$ EQUIVALENT     MATURITY DATE
         -------------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------------
            6503/95                  USD           116,928.00             117,306.00              117,306.00           04/02/96
            6504/95                  USD           274,207.50             228,343.50              228,343.50           01/02/96
            6505/95                  USD            12,322.04              12,322.04               12,322.04           12/28/95
            6507/95                  USD           173,222.28             173,222.28              173,222.28           01/17/96
            6508/95                  USD            56,038.50              56,038.50               56,038.50           01/17/96
            6509/95                  USD           264,589.42             265,140.54              265,140.54           02/02/96
            6512/95                  USD            32,760.00             103,708.20              103,708.20           12/22/95
            6513/95                  USD            83,687.94              23,708.64               23,708.64           12/22/95
            6514/95                  USD           259,313.25             322,628.25              322,628.25           02/21/96
            6515/95                  USD           192,250.80             218,156.40              218,156.40           02/01/96
            6516/95                  USD            80,145.45              80,145.45               80,145.45           02/01/96
            6517/95                  USD           250,349.40             250,349.40              250,349.40           02/18/96
            6518/95                  USD            40,660.20              18,864.12               18,864.12           12/22/95
            6519/95                  USD            46,588.50              46,588.50               46,588.50           01/22/96
            6520/95                  USD            12,058.20              12,058.20               12,058.20           11/17/95
            6521/95                  USD             6,435.45              40,757.85               40,757.85           02/12/96
            6522/95                  USD         1,121,690.17           1,121,690.17            1,121,690.17           02/05/96
            6523/95                  USD            16,726.34              21,418.58               21,418.58           02/05/96
            6524/95                  USD           327,527.01             198,094.86              198,094.86           01/08/96
            6525/95                  USD         1,039,743.02             684,317.83              684,317.83           01/06/96
            6526/95                  USD           248,170.14             195,028.83              195,028.83           01/08/96
            6527/95                  USD           708,152.41             517,722.88              517,722.88           01/15/96
            6528/95                  USD            38,421.68              36,158.41               36,158.41           01/15/96
            6529/95                  USD            22,041.18              22,041.18               22,041.18           01/08/96
            6530/95                  USD            12,360.35                 598.60                  598.60           11/21/95
            6531/95                  USD            28,350.00              56,700.00               56,700.00           01/16/96
            6532/95                  USD            36,036.00              36,036.00               36,036.00           01/02/96
            6533/95                  USD           106,722.00             786,483.94              786,483.94           02/01/96
            6534/95                  USD            23,385.60             160,666.63              160,666.63           02/01/96
            6535/95                  USD           266,283.99             346,665.69              346,665.69           02/01/96
            6536/95                  USD           283,500.00             303,187.50              303,187.50           01/17/96
            6537/95                  USD           142,882.32             152,273.52              152,273.52           01/21/96
            6538/95                  USD            21,420.00              54,495.00               54,495.00           01/17/96
            6539/95                  USD           442,323.00             442,323.00              442,323.00           01/17/96
            6540/95                  USD           275,121.00             316,691.55              316,691.55           02/23/96
            6541/95                  USD           110,964.42             231,197.90              231,197.90           01/22/96
            6542/95                  USD            80,262.00              80,262.00               80,262.00           01/22/96




         OUTSTANDINGS FOR WARNACO'S LETTER OF CREDIT FACILITY AS OF 12/04/95                                               Page # 5
         -------------------------------------------------------------------


         LETTER OF CREDIT #        CURRENCY     ORIGINAL AMOUNT       CURRENT OUTSTANDING       U.S.$ EQUIVALENT     MATURITY DATE
         -------------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------------
            6543/95                  USD           291,129.30             345,340.80              345,340.80           01/28/96
            6544/95                  USD           316,156.05             394,121.70              394,121.70           02/01/96
            6545/95                  USD           127,587.60             127,587.60              127,587.60           01/22/96
            6546/95                  USD           185,991.12             185,991.12              185,991.12           01/22/96
            6547/95                  USD            17,425.80              17,425.80               17,425.80           01/22/96
            6548/95                  USD            20,223.00              20,223.00               20,223.00           01/22/96
            6549/95                  USD           100,661.40             101,934.00              101,934.00           01/22/96
            6550/95                  USD           365,245.08             230,152.95              230,152.95           12/22/95
            6551/95                  USD             8,568.00               8,568.00                8,568.00           01/17/96
            6552/95                  USD         1,385,519.94           1,280,392.03            1,280,392.03           12/22/95
            6767/95A3                USD            27,176.18              27,176.18               27,176.18           12/05/95
            6767/95A4                USD            19,558.50              19,558.50               19,558.50           12/21/95
            6774/95                  USD            86,114.24              41,609.39               41,609.39           11/27/95
            6776/95                  USD           108,360.00             108,360.00              108,360.00           02/05/96
            6777/95                  USD            84,892.00              84,892.00               84,892.00           01/05/96
            6778/95                  USD            96,626.00              96,626.00               96,626.00           01/15/96
            6779/95                  USD            10,700.00              10,700.00               10,700.00           01/24/96
            6780/95                  USD            23,184.00              23,184.00               23,184.00           01/09/96
            6781/95                  USD            69,386.00              78,616.00               78,616.00           02/05/96
            6782/95                  USD            16,485.00              16,485.00               16,485.00           01/25/96
            6783/95                  USD           140,251.00             140,521.00              140,521.00           01/10/96
            6784/95                  USD            78,354.00              78,354.00               78,354.00           12/26/95
            6916/95                  USD            85,279.93               1,621.88                1,621.88           11/15/95
            6919/95                  USD           114,408.00             114,408.00              114,408.00           12/15/95
            6920/95R                 USD           222,390.00             239,022.00              239,022.00           01/02/96
            6921/95                  USD            12,490.00               1,280.54                1,280.54           12/13/95
            7000/96                  USD           318,149.69             160,142.67              160,142.67           01/09/96
            7001/96                  USD            95,954.04              95,954.04               95,954.04           01/29/96
            7002/96                  USD             5,129.15               5,129.15                5,129.15           01/29/96
            7003/96                  USD           492,017.43             492,017.43              492,017.43           01/22/96
            7004/96                  USD           774,849.35             774,849.35              774,849.35           02/06/96
            7005/96                  USD             9,105.52               9,105.52                9,105.52           02/06/96
            7006/96                  USD           520,667.57             520,667.57              520,667.57           01/26/96
            7007/96                  USD            55,820.31           1,230,054.04            1,230,054.04           01/22/96
            7008/96                  USD         1,000,000.00             461,651.98              461,651.98           12/26/95
            7009/96                  USD            14,755.10              14,755.10               14,755.10           12/22/95
            7010/96                  USD           226,726.86             226,726.86              226,726.86           12/22/95




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

         OUTSTANDINGS FOR WARNACO'S LETTER OF CREDIT FACILITY AS OF 12/04/95                                               Page # 6
         -------------------------------------------------------------------


         LETTER OF CREDIT #        CURRENCY     ORIGINAL AMOUNT       CURRENT OUTSTANDING       U.S.$ EQUIVALENT     MATURITY DATE
         -------------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------------
            7011/96                  USD           265,343.40             345,073.05              345,073.05           02/01/96
            7012/96R                 USD            23,461.20              23,461.20               23,461.20           01/08/96
            7013/96                  USD            16,726.50              16,726.50               16,726.50           02/01/96
            7014/96                  USD            11,554.20              11,554.20               11,554.20           02/01/96
            7015/96                  USD            26,460.00              26,460.00               26,460.00           02/01/96
            7016/96                  USD            89,208.00              89,208.00               89,208.00           03/04/96
            7017/96                  USD            24,560.55              46,634.63               46,634.63           03/04/96
            7018/96                  USD           109,431.00             109,431.00              109,431.00           02/19/96
            7019/96                  USD            48,692.70              48,692.70               48,692.70           02/21/96
            7020/96                  USD            85,072.05              85,072.05               85,072.05           02/12/96
            7021/96                  USD            25,527.60              25,527.60               25,527.60           02/21/96
            7022/96                  USD            23,625.00              23,625.00               23,625.00           02/21/96
            7023/96                  USD            23,360.40              23,360.40               23,360.40           02/13/96
            7024/96                  USD            79,130.63              79,130.63               79,130.63           01/15/96
            7025/96                  USD            37,031.40              37,031.40               37,031.40           12/22/95
            7027/96                  USD           782,187.40             646,085.53              646,085.53           02/13/96
            7028/96                  USD            60,762.56              60,762.56               60,762.56           02/13/96
            7029/96                  USD             5,453.60               5,453.60                5,453.60           02/06/96
            7030/96                  USD           162,685.50             162,685.50              162,685.50           02/06/96
            7031/96                  USD         1,540,635.52           1,540,635.52            1,540,635.52           02/06/96
            7032/96                  USD           165,224.87             165,224.87              165,224.87           02/06/96
            7033/96                  USD           360,359.18             360,359.18              360,359.18           01/22/96
            7034/96                  USD             1,538.25               1,538.25                1,538.25           01/16/96
            7035/96                  USD            21,684.52              21,684.52               21,684.52           01/22/96
            7036/96                  USD         2,272,246.91           2,272,246.91            2,272,246.91           01/22/96
            7037/96                  USD           174,903.75             174,903.75              174,903.75           02/21/96
            7038/96                  USD            75,612.60              75,612.60               75,612.60           03/19/96
            7039/96                  USD            84,716.10              84,716.10               84,716.10           02/19/96
            7040/96                  USD           167,580.00             176,689.30              176,689.30           02/21/96
            7041/96                  USD           201,237.75             201,237.75              201,237.75           03/19/96
            7042/96                  USD           144,172.92             144,172.92              144,172.92           02/26/96
            7043/96                  USD           126,630.00             126,630.00              126,630.00           03/04/96
            7044/96                  USD           273,345.28             273,345.28              273,345.28           02/21/96
            7045/96                  USD           307,251.25             307,251.25              307,251.25           02/21/96
            7046/96                  USD           166,414.50             166,414.50              166,414.50           02/05/96
            7047/96                  USD            45,095.40              45,095.40               45,095.40           02/01/96
            7048/96                  USD           239,557.50             239,557.50              239,557.50           02/19/96




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



         OUTSTANDINGS FOR WARNACO'S LETTER OF CREDIT FACILITY AS OF 12/04/95                                               Page # 7
         -------------------------------------------------------------------


         LETTER OF CREDIT #        CURRENCY     ORIGINAL AMOUNT       CURRENT OUTSTANDING       U.S.$ EQUIVALENT     MATURITY DATE
         -------------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------------
            7049/96                  USD           103,635.00             103,635.00              103,635.00           02/21/96
            7050/96                  USD           164,515.31             164,515.31              164,515.31           02/21/96
            7051/96                  USD            47,250.00              47,250.00               47,250.00           02/05/96
            7052/96                  USD           300,762.00             300,762.00              300,762.00           02/21/96
            7053/96                  USD            18,149.99              18,149.99               18,149.99           03/06/96
            7054/96                  USD           306,225.99             306,225.99              306,225.99           03/11/96
            7055/96                  USD            36,855.00              36,855.00               36,855.00           02/21/96
            7056/96R                 USD           103,420.55             103,420.55              103,420.55           02/21/96
            7057/96                  USD            66,937.50              66,937.50               66,937.50           02/19/96
            7058/96                  USD           358,139.25             358,139.25              358,139.25           02/19/96
            7059/96                  USD            54,613.44              54,692.82               54,692.82           02/19/96
            7060/96                  USD           221,281.20             221,281.20              221,281.20           02/19/96
            7061/96                  USD            35,280.00              35,280.00               35,280.00           02/21/96
            7062/96                  USD            34,322.40              34,322.40               34,322.40           03/04/96
            7063/96                  USD           772,216.20             772,216.20              772,216.20           03/19/96
            7065/96                  USD           213,392.03             213,392.03              213,392.03           01/26/96
            7066/96                  USD           841,244.36             841,244.36              841,244.36           01/22/96
            7070/96                  USD           146,412.00             146,412.00              146,412.00           01/09/96
            7800/96                  USD            91,904.40              91,904.40               91,904.40           03/07/96
            7801/96                  USD            45,379.95              52,555.98               52,555.98           01/12/96
            7900/96                  USD            29,400.00               9,697.95                9,697.95           12/21/95
            7901/96                  USD            34,440.00              34,440.00               34,440.00           02/09/96
            7950/96                  USD            48,747.98              18,447.98               18,447.98           01/02/96
            7951/96                  USD           304,604.41             304,604.41              304,604.41           01/30/96
                                                -------------          -------------           -------------

                                                55,235,252.60          43,776,650.90           43,776,650.90
                                                -------------          -------------           -------------
                                                -------------          -------------           -------------

            6365/95                  ESP        68,677,182.00           2,984,634.00               24,364.36           11/21/95
            6506/95                  ESP         5,918,850.00               1,050.00                    8.57           12/07/95
                                                -------------          -------------           -------------
                                                74,596,032.00           2,985,684.00               24,372.93
                                                -------------          -------------           -------------
                                                -------------          -------------           -------------
            7026/96                  ITL        42,679,350.00          42,679,350.00               26,758.20           01/02/96
                                                -------------          -------------           -------------

                                                42,679,350.00          42,679,350.00               26,758.20
                                                -------------          -------------           -------------
                                                -------------          -------------           -------------
                                  TOTAL OUTSTANDING IN USD             43,827,782.03
                                  --------------------------------------------------



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

         12/05/95       WARNACO $100MM REFINANCING FACILITY               Page 1


         CUST_NAME                     REFERENCE           MATURITY CUR                   AMOUNT
         WARNACO INC.                  1RR/96R             19960130 USD                552310.62
         WARNACO INC.                  2R/96R              19960131 USD               1496218.54
         WARNACO INC.                  344/95              19951205 USD               1290950.74
         WARNACO INC.                  346/95              19951206 USD                310793.54
         WARNACO INC.                  348/95              19951207 USD                778755.69
         WARNACO INC.                  349/95              19951211 USD                803843.30
         WARNACO INC.                  350/95R             19951211 USD               1432182.27
         WARNACO INC.                  351/95RR            19951212 USD                819561.28
         WARNACO INC.                  352/95              19951213 USD                736507.60
         WARNACO INC.                  355/95R             19951214 USD                857474.46
         WARNACO INC.                  356/95              19951218 USD               1446286.36
         WARNACO INC.                  357/95R             19951218 USD               1113636.69
         WARNACO INC.                  360/95              19951219 USD                504525.99
         WARNACO INC.                  361/95R             19951220 USD               1916432.71
         WARNACO INC.                  362/95              19951221 USD                925798.70
         WARNACO INC.                  363/95              19951226 USD                603758.75
         WARNACO INC.                  364/95              19951226 USD                728962.66
         WARNACO INC.                  366/95              19951226 USD                401839.93
         WARNACO INC.                  368/95              19951227 USD                564835.68
         WARNACO INC.                  372/95              19951228 USD                688570.64
         WARNACO INC.                  373/95RR            19960102 USD               1180258.27
         WARNACO INC.                  374/95              19960102 USD                997911.28
         WARNACO INC.                  376/95R             19960102 USD                239751.45
         WARNACO INC.                  377/95R             19960103 USD               1157663.33
         WARNACO INC.                  378/95R             19960104 USD                844967.19
         WARNACO INC.                  379/95              19960108 USD                348122.75
         WARNACO INC.                  381/95              19960109 USD               1306427.72
         WARNACO INC.                  382/95              19960110 USD               1038800.99
         WARNACO INC.                  384/95              19960111 USD                754332.40
         WARNACO INC.                  385/95              19960116 USD                716757.52
         WARNACO INC.                  386/95R             19960116 USD               1570700.33
         WARNACO INC.                  387/95              19960116 USD                921007.47
         WARNACO INC.                  388/95              19960117 USD               1513218.14
         WARNACO INC.                  389/95R1            19960118 USD                768433.95
         WARNACO INC.                  391/95              19960122 USD                178679.95


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

         12/05/95       WARNACO $100MM REFINANCING FACILITY               Page 2

         CUST_NAME                     REFERENCE           MATURITY CUR                   AMOUNT
         WARNACO INC.                  393/95              19960122 USD                395882.91
         WARNACO INC.                  395/95              19960123 USD                614435.15
         WARNACO INC.                  396/95              19960124 USD                514994.62
         WARNACO INC.                  398/95              19960125 USD                751985.01
         WARNACO INC.                  3R/96               19960201 USD                280194.52
         WARNACO INC.                  402/95              19960129 USD                  7548.90
         WARNACO INC.                  403/95              19960129 USD                132681.01
         WARNACO INC.                  4R/96               19960205 USD                542254.38
         WARNACO INC.                  R11/96              19960208 USD                503985.35
         WARNACO INC.                  R12/96              19960212 USD                611739.41
         WARNACO INC.                  R13/96              19960212 USD                526432.45
         WARNACO INC.                  R14/96              19960213 USD                383323.28
         WARNACO INC.                  R15/96              19960214 USD                813829.60
         WARNACO INC.                  R16/96              19960215 USD                455386.36
         WARNACO INC.                  R20/96              19960220 USD                725028.23
         WARNACO INC.                  R22/96              19960220 USD                208869.70
         WARNACO INC.                  R23/96              19960220 USD                613799.99
         WARNACO INC.                  R24/96              19960222 USD                896415.06
         WARNACO INC.                  R25/96              19960226 USD                 81024.09
         WARNACO INC.                  R28/96              19960226 USD               1297161.04
         WARNACO INC.                  R32/96              19960227 USD                771561.20
         WARNACO INC.                  R34/96R             19960228 USD                925730.63
         WARNACO INC.                  R35/96              19960229 USD                449804.11
         WARNACO INC.                  R36/96R             19960304 USD               1144896.83
         WARNACO INC.                  R6/96               19960205 USD                246342.28
         WARNACO INC.                  R7/96R              19960206 USD               1287887.51
         WARNACO INC.                  R8/96               19960207 USD                157505.41
         Total                                                                       46850977.92






                              STATEMENT OF DIFFERENCES
                              ------------------------

The registered trademark symbol shall be expressed as 'r'






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